Exhibit  10.27


                      OFFICE AND INDUSTRIAL BUILDING LEASE

                                 BY AND BETWEEN


                             CHEROKEE EQUITIES, LLC
                                  AS "LANDLORD"

                                       AND

                                 ROCKSHOX, INC.
                                   AS "TENANT"

                            INDEX

ARTICLE  NO.                TITLE                             PAGE  NO.
BASIC  LEASE  PROVISIONS                                       1

OFFICE  LEASE  PROVISIONS
-------------------------
I          Leased Premises; Common Areas                       5
II         Term                                                6
III        Minimum Rent; Additional Rent; Operating Costs      8
IV         Services and Expenses                              10
V          Real Estate Taxes and Assessments                  11
VI         Utilities                                          11
VII        Insurance                                          12
VIII       Maintenance of the Building and Repairs            13
IX         Property and Common Area Parking                   14
X          Quiet Enjoyment; Care of Leased Premises           15
XI         Signs and Advertising                              15
XII        Use of Leased Premises                             16
XIII       Alterations and Additions                          16
XIV        Waiver of Subrogation                              16
XV         Destruction of or Damage to Leased Premises        16
XVI        Eminent Domain                                     17
XVII       Indemnification                                    18
XVIII      Assignment and Subletting                          18
XIX        Landlord's Sale or Transfer                        19
XX         Default                                            19
XXI        Option to Extend                                   21
XXII       Late Rent Payment                                  22
XXIII      Non-Disturbance and Subordination                  23
XXIV       Notices                                            23
XXV        Security Deposit - Letter of Credit                23
XXVI       Miscellaneous                                      24

EXHIBITS

Exhibit A  Plat Map of Building and Property
Exhibit B  Depiction of Building Space Plan
Exhibit C  Form of Letter of Credit
Exhibit D  Form of Work Letter for Expansion Space
Exhibit E  Rules and Regulations
Exhibit F  Depiction of Common Areas of the Project
Exhibit G  Description of Initial Space Improvement Work and
           Existing Space Improvement Work
Exhibit H  Form of Tenant Estoppel Statement

                             BASIC LEASE PROVISIONS

     THIS SUMMARY OF BASIC LEASE PROVISIONS (the "Basic Lease Provisions") to the attached "Office and Industrial Building Lease" (the "Lease") is entered
                --------------------------------------
into by and between Landlord and Tenant as of the date first set forth in the Lease, for purposes of convenience with respect to the terms and conditions of the Lease, and is hereby made a part of the Lease. In the event of any conflict, inconsistency or ambiguity between the Basic Lease Provisions and the attached Lease, the attached Lease shall govern.

A.     LANDLORD:     "Landlord"  means CHEROKEE EQUITIES, LLC A COLORADO LIMITED
       --------
                    LIABILITY COMPANY, and its successors and assigns (Landlord and Tenant each acknowledge that Landlord currently contemplates assigning this Lease to Hexokee at some time during the first year of the Lease Term, as more particularly discussed below; however, Landlord has not warranted that any such transfer and assignment will occur, and Tenant is not entering into this Lease in reliance thereon ).

B.     LANDLORD'S  ADDRESS  FOR  NOTICE:
       --------------------------------

                    5260  Mark  Dabling  Boulevard
                    Colorado  Springs,  CO  80918
                    Attn:  Link  Jackson
                    Phone  (719)  590-9955
                    Fax    (719)  598-4521

C.     TENANT:      "Tenant"  means  ROCKSHOX,  INC.,  A  DELAWARE  CORPORATION.
       ------

D.     TENANT'S  ADDRESS  FOR  NOTICE:
       ------------------------------

                    1610  Garden  of  the  Gods  Road
                    Colorado  Springs,  CO  80907
                    Attn:  Bryan  Kelln,  President
                    Phone  (719)  278-2999
                    Fax     (719)  278-1529

                    With  a  copy  to:
                    -----------------
                    David  W.  Isbell,  Esq.
                    90  S.  Cascade  Ave.,  Suite  1300
                    Colorado  Springs,  CO  80903
                    Phone  (719)  473-3800
                    Fax     (719)  633-1518

E.     HEXOKEE:     HEXOKEE,  LLLP,  A  COLORADO  LIMITED  LIABILITY  LIMITED
       -------
                    PARTNERSHIP  (or its  successors  and assigns)  which is the owner of Lot 5, Lot 4 and Lot 3, Kaman Sciences  Subdivision
                    No. 3 (a replat of Kaman Sciences Subdivisions Numbers 1 and
                    2) in the  City of  Colorado  Springs,  County  of El  Paso,
                    Colorado  (hereinafter,  the  "Kaman  Subdivision"),   which
                    comprises the Project surrounding the Property, as more particularly depicted on the plat map attached hereto as Exhibit "A". ------------

F.     BUILDING:     "Building"  means Building 6 in the Kaman Subdivision which
       --------
                    currently comprises approximately 52,500 rentable square feet of office, manufacturing, assembly, distribution and warehousing space. The Building has an address of 1610
                    Garden of the Gods Road, Colorado Springs, Colorado, and together with its related parking areas and improvements, is located on certain real property more particularly described as: "Lot 1 and Lot 2, Kaman Sciences Subdivision No. 3, a
                         -------------------------------------------------------
                    replat of Kaman Sciences  Subdivisions Number 1 and 2 in the
                    ------------------------------------------------------------
                    City of Colorado  Springs,  County of El Paso,  Colorado" as
                    --------------------------------------------------------
                    more particularly depicted on the plat map attached hereto as Exhibit "A" and incorporated herein by this reference
                       ------------
                    (the "Property"). References herein to the Building in this Lease shall include, from and after the date of Landlord's completion thereof, all of the Expansion Space (as defined below) to be constructed by Landlord and accepted by Tenant as contemplated hereby, which Expansion Space will cause the total rentable square footage of the Building to comprise no less than 82,500 rentable square feet.

G.     LEASED  PREMISES:     "Leased  Premises"  means  the approximately 82,500
       ----------------
                    office, manufacturing, assembly, distribution and warehousing space within the Building (assuming completion of 30,000 square feet of the Expansion Space), which Leased Premises are depicted on the floor plan attached hereto as Exhibit "B". The foregoing notwithstanding, Landlord and
                    -----------
                    Tenant each understand that the Leased Premises will be initially occupied in phases; such that: (i) Tenant shall occupy approximately 15,000 rentable square feet of the Building (the "Initial Space") comprised of that area identified as such on Exhibit "B" from July 1, 2000 through
                                           -----------      ------------
                    October 1, 2000,  (ii) Tenant  shall  thereafter  occupy the
                    ---------------
                    balance of the existing 52,500 rentable square feet of the Building (the "Existing Space") comprised of that area identified as such on Exhibit "B" from October 1, 2000
                                            ------------       -----------------
                    through  approximately  May 1,  2001,  and (iii) by no later
                                            ------------
                    than August 1, 2000 Tenant shall  notify  Landlord as to the
                         --------------
                    size of the contemplated expansion of the Building (such expansion to be no less than 30,000 additional rentable square feet and no more than 50,000 additional rentable square feet as more particularly described herein) (the "Expansion Space") to be located in the approximate area shown on Exhibit "B", and Landlord shall, following receipt
                             -----------
                    of such notice, commence construction of such Expansion Space and deliver the same to Tenant on or about May 1,
                                                                          ------
                    2001,  all  as  more   particularly   contemplated   herein.
                    ----
                    Thereafter, Tenant shall occupy the Initial Space, the Existing Space and the Expansion Space until the expiration of this Lease on April 30, 2011.
                                     --------------

H.     TENANT'S  PRO-RATA
       ------------------
       PROJECT  COMMON  AREA
       ---------------------
       SHARE
       -----

                    For purposes of this Lease, and from and after Landlord's contemplated sale or transfer of the Property and assignment of Landlord's rights under this Lease to Hexokee, or Landlord otherwise securing Tenant's rights to the use of the Common Areas of the Project (as defined herein) by contractual agreement with Hexokee, all as contemplated herein, "Tenant's Pro-Rata Project Common Area Share" shall mean 14.29% prior to completion of the Expansion Space for
                         ------
                    the Building, and 29.97% following completion,  delivery and
                                      ------
                    acceptance of the Expansion Space for the Building, as applicable, such percentage being determined on the basis of a fraction, the numerator of which is the total square footage of Lot 1 of the Kaman Subdivision prior to completion, delivery and acceptance of the Expansion Space, and the total square footage of Lot 1 and Lot 2 of the Kaman Subdivision following completion, delivery and acceptance of the Expansion Space, and the denominator of which is the total square footage of Lot 1, Lot 2, Lot 4 and Lot 5 of the Kaman Subdivision.

I.     LEASE  TERM: The  "Lease  Term"  of the Lease shall be 130 months, as
       -----------
                    more particularly described  in  Article  II  "Term"  below.

J.     MINIMUM  RENT:     "Minimum  Rent" means the base rent which Tenant shall
       -------------
                    pay each month, exclusive of additional rent and other sums and charges due under this Lease. The Minimum Rent payable for the Leased Premises during the Lease Term shall be as follows (assuming delivery of the Expansion Space by May 1,
                                                                          ------
                    2001:
                    ----

MINIMUM  RENT SCHEDULE ASSUMING MAY 1, 2001 DELIVERY OF 30,000 SQ. FT. EXPANSION SPACE:
---------------------------------------------------------------------------------------
Period                Annual Rate    Square Footage  Monthly Rent   Total Minimum Rents
--------------------  -------------  --------------  -------------  --------------------
07/01/00 to 09/30/00  $7.75/sq. ft.  15,000 sq. ft.  $    9,687.50  $          29,062.50
10/01/00 to 01/31/01  $7.75/sq. ft.  52,500 sq. ft.  $   33,906.25  $         135,625.00
02/01/01 to 04/30/01  $8.25/sq. ft.  52,500 sq. ft.  $   36,093.75  $         108,281.25
05/01/01 to 04/30/02  $8.25/sq. ft.  82,500 sq. ft.  $   56,718.75  $         680,625.00
05/01/02 to 04/30/03  $8.25/sq. ft.  82,500 sq. ft.  $   56,718.75  $         680,625.00
05/01/03 to 04/30/04  $8.66/sq. ft.  82,500 sq. ft.  $   59,537.50  $         714,450.00
05/01/04 to 04/30/05  $8.66/sq. ft.  82,500 sq. ft.  $   59,537.50  $         714,450.00
05/01/05 to 04/30/06  $9.10/sq. ft.  82,500 sq. ft.  $   62,562.50  $         750,750.00
05/01/06 to 04/30/07  $ 9.10/sq.ft.  82,500 sq. ft.  $   62,562.50  $         750,750.00
05/01/07 to 04/30/08  $ 9.56/sq.ft.  82,500 sq. ft.  $   65,725.00  $         788,700.00
05/01/08 to 04/30/09  $ 9.56/sq.ft.  82,500 sq. ft.  $   65,725.00  $         788.700.00
05/01/09 to 04/30/10  $10.04/sq.ft.  82,500 sq. ft.  $   69,025.00  $         828,300.00
05/01/10 to 04/30/11  $10.04/sq.ft.  82,500 sq. ft.  $   69,025.00  $         828,300.00

     (Landlord and Tenant each agree that the foregoing Minimum Rent Schedule shall be revised by way of an amendment to this Lease in the event the Expansion Space is not delivered on May 1, 2001 or to the extent the Expansion Space contains more than 30,000 rentable square feet.)

K.     SECURITY  DEPOSIT:     The  "Security  Deposit" shall be in the amount of
       -----------------


                    $0.00, provided, however, that in lieu of a Security Deposit, Tenant shall secure its obligations under this Lease by way of an Irrevocable Sight Draft Letter of Credit from Wells Fargo Bank, N.A. (or other institutional lender reasonably acceptable to Landlord) bearing a principal amount of $1,000,000 and having a term of no less than one
                    (1) year, with Tenant being obligated to renew such letter of credit no later than thirty (30) days prior to the expiration of the term thereof, with no gap occurring between the terms, all as more particularly described herein. The letter of credit shall be in the form attached as Exhibit "C" hereto (the "Letter of Credit"), and must be
                       -----------
                    delivered to Landlord concurrently with the parties' execution of this Lease and as a condition precedent to any occupancy by Tenant and to any obligation of Landlord under this Lease. The foregoing notwithstanding, in the event Landlord should at any time draw upon such Letter of Credit, all amounts held by Landlord and not used to cure Tenant's default shall be held as a Security Deposit pursuant to the provisions of Article XXV "Security Deposit - Letter of
                                                  ------------------------------
                    Credit" of the Lease.
                    ---------------------

L.     PARKING  SPACES:     Tenant shall have the non-exclusive right to the use
       ---------------
                    of three and one-half (3.5) unreserved parking spaces per 1,000 sq. ft. of the Leased Premises, such parking spaces to be located on the Property (or in the Common Areas of the Project following Landlord's transfer of the Property and assignment of its rights as Landlord under the Lease to Hexokee or Landlord otherwise securing from Hexokee contractual rights for Tenant's use of the Common Areas of the Project, as contemplated herein) and to be utilized by Tenant pursuant to the provisions of Article IX "Property
                                                                        --------
                    and Common  Area Parking"  of the Lease.
                    ------------------------

M.     EXPANSION  SPACE
       ----------------

       WORK LETTER:     means a work letter, to be negotiated  between  Landlord
       -----------
                    and Tenant and substantially in the general form attached as Exhibit "D" hereto, pursuant to which Landlord shall
                    -----------
                    complete the construction  and  delivery  of  the  Expansion
                    Space.

     OFFICE  AND  INDUSTRIAL  BUILDING  LEASE

     THIS OFFICE AND INDUSTRIAL BUILDING LEASE (the "Lease"), is entered into as of this day of June, 2000 in Colorado Springs, Colorado, by and between CHEROKEE EQUITIES, LLC, A COLORADO LIMITED LIABILITY COMPANY, together with its successors and assigns, as "Landlord" hereunder and ROCKSHOX, INC., A DELAWARE CORPORATION, together with its successors and assigns, as "Tenant" hereunder, all with respect to the following:

     A. Landlord is the owner of Lot 1 and Lot 2 in the Kaman Subdivision, and Hexokee is the owner of Lot 3, Lot 4 and Lot 5 in the Kaman Subdivision, all as more particularly depicted on the plat map attached hereto as Exhibit "A" and
                                                                 -----------
incorporated herein by this reference;


     B. Landlord has advised Tenant that, as between Landlord and Hexokee, Lots 1 through 5 of the Kaman Subdivision generally comprise a single business park, with certain common areas, common elements, reciprocal driveway and alleyway areas and reciprocal parking (hereinafter sometimes referred to as the "Project"); provided, however, that Landlord and Hexokee have structured the leases for their respective properties and their related buildings within the Project such that typical common area maintenance work is not always performed by Landlord and Hexokee, and thus charges for such operation and maintenance of these common areas is not necessarily passed through to the various tenants and users within the Project;

     C. In connection with this Lease, Landlord has advised Tenant that, following the parties' execution of this Lease and at some time during the first year of the Lease Term, Landlord contemplates transferring the Property to Hexokee, and concurrently assigning its rights and obligations under this Lease to Hexokee, and having Hexokee assume the same, all such that Hexokee will become the owner of all of the various Lots within the Kaman Subdivision. The foregoing notwithstanding, Landlord has not given Tenant assurances that such transfer and assignment will occur, but only indicated that this is what Landlord currently contemplates. In the event such transfer and assignment does occur, Landlord and Tenant each intend that, upon such transfer and assignment and upon unification of the interests of Hexokee and Landlord hereunder, all of the obligations and covenants of Landlord hereunder would become the obligations and covenants of Hexokee, in its capacity as Landlord following such transfer and assignment, and would be evidenced by an Assignment and Assumption of Lease Agreement in a form reasonably acceptable to Landlord, Tenant and Hexokee. (The foregoing contemplated transfer and assignment to Hexokee is sometimes referred to herein as the "Hexokee Transfer and Assignment");

     D. In the event the Hexokee Transfer and Assignment does not occur as contemplated above, then Landlord intends to acquire from Hexokee, or its successor, contractual rights to the use of the Common Areas of the Project for the benefit of the Property, which contractual rights would entitle Tenant and its successors and assigns the right to use and enjoy the Common Areas of the Project in the same general manner as if the Property and the Project had been unified by the transfer and assignment of the Property and Landlord's rights under this Lease. (The foregoing contractual arrangement with Hexokee concerning the Common Areas of the Project is sometimes referred to herein as the "Hexokee Common Area Agreement"; and the "Hexokee Transfer and Assignment" and the "Hexokee Common Area Agreement" are sometimes collectively referred to herein as the "Hexokee Transaction");

     E. In furtherance of the anticipated Hexokee Transaction, Landlord and Tenant intend for Tenant to thereafter have the non-exclusive right to use the Common Areas of the Project, and to thereafter become responsible for Tenant's Pro-Rata Project Common Area Share of the Operating Costs (as defined herein) associated with Hexokee's maintenance of those portions of the Project defined herein as the Common Areas, and for Hexokee to assume or otherwise become contractually obligated to perform all maintenance and repair of such Common Areas, all as more particularly set forth herein. Landlord and Tenant each acknowledge that, until such time as the Hexokee Transaction is completed, Tenant shall not have any rights associated with the Common Areas of the Project, or any obligation to contribute toward the costs of operating and maintaining the Common Areas of the Project, and will only have the specific leasehold rights concerning the Property, the Building and the Leased Premises which are reflected in this Lease between Landlord and Tenant, together with rights of access to the Property, the Building and the Leased Premises by way of reciprocal easements which are of record and which benefit the Property and currently encumber all of the various lots within the Kaman Subdivision. Upon completion of the Hexokee Transaction, Landlord and Tenant intend for Tenant to thereafter have the non-exclusive right to use the Common Areas of the Project, and to assume the obligation to pay Tenant's Pro-Rata Project Common Area Share of the Operating Costs for such Common Areas, all as more particularly set forth herein; and

     F. Landlord now desires to lease the Building and the Leased Premises to Tenant, and Tenant desires to lease the Building and the Leased Premises from Landlord, all as more particularly described herein.

                                      AGREEMENT

     NOW, THEREFORE, In consideration of the premises, the mutual covenants hereinafter contained, and each and every act to be performed hereunder by them, Landlord and Tenant hereby enter into the following Lease pertaining to the Leased Premises:

                                      ARTICLE  I
                         LEASED  PREMISES;  COMMON  AREAS

     Landlord hereby lets and demises to Tenant, and Tenant hereby leases from Landlord, for the Lease Term and upon the terms and conditions set forth in this Lease, the Property, the Building and the Leased Premises, which Leased Premises are located in the Building and are more particularly outlined on Exhibit "B"
                                                                     -----------
attached hereto. As indicated in the Basic Lease Provisions above, Landlord and Tenant have agreed that Tenant shall occupy the Leased Premises in phases, occupying the Initial Space from July 1, 2000 through September 30, 2000, and
                                    ------------         ------------------
thereafter  occupying both the Initial Space and the Existing Space from October
                                                                         -------
1,  2000  through  the  date of Landlord's delivery of the Expansion Space on or
--------
about  May  1, 2001.  Following Landlord's delivery of the Expansion Space on or
       ------------
about May 1, 2001, Tenant shall occupy the Initial Space, the Existing Space and
      -----------
the  Expansion  Space  through  the  expiration of this Lease on April 30, 2011.
                                                                 --------------
Landlord hereby represents and warrants that the square footage figures for the Initial Space and the Existing Space as set forth in the Basic Lease Provisions have been measured in conformance with the American National Standard Method of Measuring Floor Area in Office Buildings ANSI Z65.1-1980, published by the Building Owners and Managers Association International for purposes of calculating the Minimum Rent payable by Tenant. In addition, Landlord and Tenant shall use such standards for purposes of measuring the Expansion Space.
Tenant shall have the right, at any time during the Lease Term to cause the Initial Space and the Existing Space to be re-measured (as well as the Expansion Space following Landlord's delivery of the same) for purposes of adjusting the Minimum Rent amounts which Tenant should pay under this Lease according to the lease rates set forth in the Basic Lease Provisions above. Tenant's use and occupancy of the Property, the Building, the Leased Premises shall be subject to the rules and regulations for the use thereof prescribed from time to time by Landlord, a current copy of which is attached hereto as Exhibit "E" (the "Rules
                                                         -----------
and Regulations"). Notwithstanding the foregoing, Landlord and Tenant each agree that, to the extent the Rules and Regulations contain provisions which conflict with the provisions of this Lease, the provisions of the Lease shall control.

     Landlord and Tenant each hereby understand, acknowledge and agree that, following Landlord's completion of the Hexokee Transaction, Tenant's use and occupation of the Property, the Building and the Leased Premises will thereafter include the non-exclusive right to use, in common with other owners and tenants in the Project, all of the Common Areas of the Project, as more particularly described herein. In furtherance of the foregoing, Landlord and Tenant understand, acknowledge and agree that the Hexokee Transaction will be accomplished pursuant to either: (i) an Assignment and Assumption of Lease Agreement in a form reasonably satisfactory to Landlord and Tenant, or (ii) a contractual agreement between Landlord and Hexokee, for the benefit of Landlord, Tenant and the Property, in a form reasonably satisfactory to Landlord and Tenant, and Landlord hereby covenants to use commercially reasonable, good faith efforts to cause the Hexokee Transaction to occur; provided, however, that Tenant hereby acknowledges that Landlord has not warranted or otherwise given Tenant any assurances that the Hexokee Transaction will occur, or that Landlord will otherwise be able to cause the Hexokee Transaction to occur. In the event

Landlord is able to cause the Hexokee Transaction to occur, then Landlord and Tenant each understand and agree that, pursuant to the terms of such Hexokee Transaction, Hexokee will expressly agree to assume all of the obligations of this Lease concerning the provision of, operation and maintenance of the Common Areas, and will covenant and agree to provide, operate and maintain all "Common Areas" of the Project for the non-exclusive use of Tenant, its employees, agents, servants, customers and other invitees (hereinafter, "Tenant's Agents"), in common with Landlord, other tenants and users of the Project, and their respective employees, agents, servants, customers, and invitees, except when such are being repaired, altered or reconstructed, and except as provided hereinafter. As the term is used herein, and for purposes of this Lease following completion of the Hexokee Transfer and Assignment, "Common Areas" shall mean: (i) the sidewalks, service roads, driveway areas, alleyways, truckways, delivery passages, curbs, parking areas and loading facilities more particularly depicted on Exhibit "F" attached hereto, together with all
                            ------------
lighting, fencing and other amenities associated therewith, (ii) the landscaped areas fronting Garden of the Gods Road as more particularly depicted in Exhibit
                                                                         -------
"F"  attached hereto, including all irrigation and drainage systems servicing or
---
otherwise associated with the same, and (iii) the monument signs identified on Exhibit "F" attached hereto, including all electrical systems servicing the
-----------
same. Landlord and Tenant each further agree that, following the Hexokee Transaction, all other areas of the Project will be and hereby are expressly excluded from the Common Areas, and Tenant shall not have the right to the use thereof, and shall not be obligated to contribute toward the cost of the operation and maintenance thereof, it being the understanding of Landlord and Tenant that other tenants or users of the remaining portions of the Project have separate obligations to maintain such areas, at their sole cost and expense, and therefore, the same are not to be included within Common Areas under this Lease. In connection with its use of the Common Areas following the Hexokee Transaction, Tenant hereby agrees that it will not at any time interfere with the rights of Landlord and others entitled to similar use of Common Areas.

     All Common Areas furnished by Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) following the Hexokee Transaction, shall be subject to the reasonable control and management of Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) who shall have the right, and the obligation, from time to time to establish, modify and enforce the rules and regulations with respect thereto. Tenant agrees to abide by all such rules and regulations at all times during the Lease Term. Following the Hexokee Transaction, Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) shall be deemed to have reserved, and hereby does reserve the right to change the area, to rearrange the area, and to restrict or eliminate the use of any Common Areas, and do such other acts in and to Common Areas to change the location of building areas of the Project as Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) shall reasonably determine, all in the best interests of the Project, the Building, the Property and the other tenants and occupants of the Project; provided, however, that no such change shall materially diminish or otherwise adversely affect Tenant's rights to the use and enjoyment of the Leased Premises, the Building, the Property or the Common Areas of the Project. Such actions may not be deemed an eviction of Tenant or a disturbance of Tenant's use of the Leased Premises or the Common Area portions of the Project. Following the Hexokee Transaction (and prior to the Hexokee Transaction given that Tenant has no rights to the Common Areas of the Project prior to the Hexokee Transaction), no sign or advertising shall be displayed, within the Common Area without consent of Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be).

                                   ARTICLE  II
                                      TERM

     A.     LEASE  TERM.  The  Lease Term shall be for a period of approximately
            -----------
one hundred thirty (130) months beginning on the later of: (i) twelve o'clock midnight on June 30, 2000 (with respect to the Initial Space only), or (ii) the
             -------------
date upon which Landlord delivers the Initial Space portion of the Leased Premises to Tenant in a state of "Substantial Completion" (the "Lease Commencement Date"). The Lease Term will thereafter continue until twelve o'clock midnight on April 30, 2011 (the "Lease Termination Date"); provided,
                       ---------------
however, if the Lease Commencement Date occurs on a day other than the first day of a calendar month, the Minimum Rent, at the rate provided above, shall be prorated for such partial month, on a per diem basis, and shall be due and payable on the actual Lease Commencement Date. Following the actual Lease Commencement Date, Landlord and Tenant shall execute an Addendum to this Lease, setting forth the exact Lease Commencement Date of the Lease Term.

     B.     LANDLORD'S  COMPLETION  AND  DELIVERY  OF  INITIAL  SPACE.  Landlord
            ---------------------------------------------------------
hereby covenants and agrees to construct, complete and perform, at Landlord's sole cost and expense, certain works of improvement to the Initial Space prior to Landlord's delivery thereof to Tenant and as a condition precedent to Tenant's occupation thereof and payment of Minimum Rent therefor. The works of improvement which Landlord covenants to construct, complete and perform to the Initial Space are more particularly set forth in Exhibit "G" attached hereto
                                                     -----------
(the "Initial Space Improvement Work"). In connection therewith, Landlord hereby agrees to immediately commence the Initial Space Improvement Work and diligently prosecute the same to completion so as to enable Landlord to deliver the Initial Space to Tenant in a state of Substantial Completion on July 1, 2000
                                                                    ------------
as contemplated by this Lease. In addition, Landlord shall cooperate with the Tenant in the installation of Tenant's various data, telecom and power requirements in the Initial Space, and Landlord hereby agrees to purchase and install, at Landlord's sole cost and expense, all of Tenant's telephone and data wiring in the Initial Space. Upon Landlord's completion of the Initial Space Improvement Work, Landlord and Tenant shall conduct a final walk-through of the Initial Space for purposes of confirming that all such Initial Space Improvement Work has been Substantially Completed. In the event it is determined that such Initial Space Improvement Work has not been Substantially Completed, Landlord shall continue its work and shall re-schedule another walk-through in the manner herein described. In such walk-through, Landlord and Tenant shall prepare a written punch list of items in need of completion or correction, if any, but which do not preclude Tenant from operating its business within the Initial Space (the "Punch List"), which Punch List shall be signed by the Landlord and the Tenant at the time of the walk-through and prior to Tenant taking possession of the Initial Space. Upon Landlord's completion of the Punch List items, and with the exception of "latent defects" (as defined below), by taking possession of the Initial Space, Tenant will be deemed to have accepted the Initial Space in its condition on the date of delivery of possession and to have acknowledged that Landlord has completed the Initial Space Improvement Work as required by this Lease. For purposes of this Lease: (i) "Substantial Completion" or "Substantially Completed" shall mean that Landlord has sufficiently completed the Initial Space Improvement Work or the Existing Space Improvement Work, as applicable, in accordance with Exhibit "G" such that Tenant can commence
                                   ------------
installation of its furnishings, fixtures and equipment in the Initial Space and the Existing Space, as applicable, and is able to obtain a Certificate of Occupancy authorizing Tenant to occupy the Initial Space and the Existing Space, as applicable, for the conduct of its business therein, all in compliance with building code requirements of the Pikes Peak Regional Building Department, requirements of the Colorado Springs Fire Marshall, or the requirements of any other governmental agency having authority over the Building, the Initial Space or the Existing Space; and (ii) a "latent defect" is a defect in the condition of the Initial Space, the Existing Space or the Building either previously existing or otherwise caused by Landlord's failure to construct and complete the Initial Space Improvement Work or the Existing Space Improvement Work, as applicable, in a good and workmanlike manner, which defect would not ordinarily be observed during a walk-through inspection. If Tenant notifies Landlord of a latent defect, then Landlord, at its expense, will repair such latent defect as soon as reasonably practicable. (The foregoing notwithstanding, Landlord has advised Tenant that certain of the window installations contemplated in Exhibit
                                                                         -------
"G"  may  not be fully completed by July 1, 2000, and Tenant has agreed that the
---                                 ------------
same will not cause a failure of Landlord's Substantial Completion of the Initial Space Improvement Work so long as Tenant is legally entitled to occupy the Initial Space, and Landlord thereafter diligently prosecutes the installation of such windows to completion.)

     C.     LANDLORD'S  COMPLETION  AND  DELIVERY  OF  EXISTING SPACE.  Landlord
            ---------------------------------------------------------
further covenants and agrees to construct, complete and perform, at Landlord's sole cost and expense, certain works of improvement to the Existing Space prior to Landlord's delivery thereof to Tenant on October 1, 2000 and as a condition
                                              ---------------
precedent to Tenant's occupation thereof and payment of Minimum Rent therefore. The works of improvement which Landlord covenants to construct, complete and perform to the Existing Space are more particularly set forth in Exhibit "G"
                                                                     -----------
attached hereto (the "Existing Space Improvement Work"). In connection therewith, Landlord hereby agrees to immediately commence the Existing Space Improvement Work and diligently prosecute the same to completion so as to enable Landlord to delivery the Existing Space to Tenant in a state of Substantial Completion on October 1, 2000 as contemplated by this Lease. In addition, as
                ----------------
with Landlord's delivery of the Initial Space, Landlord shall cooperate with the Tenant in the installation of Tenant's various data, telecom and power requirements in the Existing Space, and Landlord hereby agrees to purchase and install, at Landlord's sole cost and expense, all of Tenant's telephone and data wiring in the Existing Space. Upon Landlord's completion of the Existing Space Improvement Work, Landlord and Tenant shall conduct a similar final walk-through of the Existing Space for purposes of confirming that all such Existing Space Improvement Work has been Substantially Completed. In the event it is determined that such Existing Space Improvement Work has not been Substantially Completed, Landlord shall continue its work and shall re-schedule another walk-through in the manner herein described. In such walk-through, Landlord and

Tenant shall prepare a similar Punch List of items in need of completion or correction, if any, but which do not preclude Tenant from operating its business within the Existing Space, which Punch List shall be signed by the Landlord and the Tenant at the time of the walk-through and prior to Tenant taking possession of the Existing Space. Upon Landlord's completion of the Punch List items, and with the exception of "latent defects", by taking possession of the Existing
Space, Tenant will be deemed to have accepted the Existing Space in its condition on the date of delivery of possession and to have acknowledged that Landlord has completed the Existing Space Improvement Work as required by this Lease. If Tenant notifies Landlord of a latent defect, then Landlord, at its expense, will repair such latent defect as soon as reasonably practicable.

D.     LANDLORD'S  INSTALLATION  OF  NEW  ROOF.  In  connection  with Landlord's
       ---------------------------------------
delivery of the Building, Landlord has agreed to cause the existing roof of the Building to be in good working order, condition and repair, and to replace the existing roof of the Building in its entirety, which replacement Landlord shall complete on or before October 1, 2000. Thereafter, pursuant to the provisions
                        ---------------
of  Article  VIII  "Maintenance  of  the  Building and Repairs", Tenant shall be
                    ------------------------------------------
responsible  for  all  maintenance  of  the  roof.

E.     TENANT'S  ACCEPTANCE  AND OCCUPATION.  Upon Landlord's delivery to Tenant
       ------------------------------------
of the Initial Space, with all Initial Space Improvement Work being Substantially Completed, and upon Landlord's delivery to Tenant of the Existing Space, with all Existing Space Improvement Work being Substantially Completed, Tenant agrees to accept delivery of the Initial Space and the Existing Space, and to enter upon them and promptly and diligently install its furniture, fixtures and equipment therein. Landlord shall not be responsible nor have any liability whatsoever at any time for loss or damage to Tenant's fixtures, equipment or other property of Tenant installed or placed by Tenant on the Leased Premises (whether during the Lease Term or pursuant to any Early Entry Permit entered into between Landlord and Tenant), except to the extent such damage or loss is caused by Landlord's or Landlord's employees, agents, servants, invitees, contractors or subcontractors (hereinafter, "Landlord's Agents") negligence or willful misconduct. Any occupancy by Tenant of any area of the Leased Premises prior to the Lease Commencement Date(s), whether pursuant to an Early Entry Permit between Landlord and Tenant or pursuant to a deferred rent period, shall in all respects be the same as that of a Tenant under this Lease. In addition, Tenant shall not, during any such early occupancy, interfere with Landlord's completion of the Initial Space Improvement Work or Landlord's completion of the Existing Space Improvement Work.

F.     LANDLORD'S CONSTRUCTION AND DELIVERY OF EXPANSION SPACE.  As contemplated
       -------------------------------------------------------
in Article I above, Landlord and Tenant intend for Landlord to expand the Building to provide for the Expansion Space, which Expansion Space will generally be located in the area shown on Exhibit "F" attached hereto and will
                                            -----------
be constructed at Landlord's sole cost and expense. In connection therewith, Landlord and Tenant each agree that Tenant shall, on or before August 1, 2000,
                                                                 --------------
notify Landlord in writing as to Tenant's desired size for the Expansion Space ("Tenant's Expansion Space Notification"), which Expansion Space Landlord and Tenant have each agreed will be no less than an additional 30,000 rentable sq.
                                                             ------
ft.  of  space, and no more than an additional 50,000 rentable sq. ft. of space.
                                               ------
Landlord and Tenant currently contemplate that approximately 5,000 rentable square feet of the Expansion Space will be comprised of office space, and that the balance will be comprised of manufacturing, assembly, distribution and warehousing space; provided, however, that the precise specifications for such designations of the Expansion Space will be as more particularly set forth in the Expansion Space Work Letter. Landlord and Tenant each understand and agree that the Expansion Space will be completed, at Landlord's sole cost and expense, to approximately the same level of fit, finish, systems and equipment as will exist in the Initial Space and the Existing Space once Landlord has completed the Initial Space Improvement Work and the Expansion Space Improvement Work. Landlord and Tenant each acknowledge that the portion of the Property upon which the Expansion Space will be constructed is currently encumbered with a reciprocal easement agreement for the benefit of the Project. In connection with Landlord's completion of the Expansion Space, Landlord shall cause such reciprocal easement to either be relocated or vacated in lieu of alternative easement rights by way of a replat of the Property, all so as to insure that the Expansion Space no longer encroaches upon easement rights benefitting the Project.

     Within thirty (30) days following delivery of Tenant's Expansion Space Notification, Landlord and Tenant shall negotiate and enter into the Expansion Space Work Letter for purposes of clarifying the scope and level of finish for the Expansion Space, and for purposes of establishing Landlord's construction and delivery schedule for the Expansion Space. In connection therewith, Landlord and Tenant each currently expect that they will agree upon the terms of the Expansion Space Work Letter within such thirty (30) day period, and that Landlord will obtain building permits for the Expansion Space within ninety (90) days of Tenant's delivery of Tenant's Expansion Space Notification. Thereafter, Landlord and Tenant contemplate that Landlord will deliver the Expansion Space in a state of Substantial Completion on or before May 1, 2001. Landlord and
                                                      -----------
Tenant each hereby agree to work together in good faith in connection with reaching agreement as to the final design and plans for the Expansion Space, and in causing the same to be completed and delivery within the time periods contemplated herein. In the event Landlord's delivery of the Expansion Space is delayed such that the Minimum Rent schedule set forth in the Basic Lease Provisions is inaccurate, Landlord and Tenant shall enter into an amendment to this Lease correcting such schedule.

                                   ARTICLE  III
                MINIMUM  RENT;  ADDITIONAL  RENT;  OPERATING  COSTS

     A.     MINIMUM  RENT.  Tenant  covenants and agrees to pay Minimum Rent for
            -------------
the Leased Premises for the full Lease Term, all at the rates set forth in the Minimum Rent Schedule set forth in the Basic Lease Provisions as applicable for each portion of the Leased Premises delivered to Tenant for occupation as described above, subject to any requisite adjustments to the Minimum Rent Schedule required under this Lease. All such Minimum Rent shall be payable in monthly installments, without setoff or deduction, without notice or demand, in advance, on or before the first day of each calendar month during the Lease Term at the address of Landlord set forth in the Basic Lease Provisions, or at such other address or addresses as Landlord may hereafter determine by notice to Tenant. The parties hereto hereby represent and warrant that the increases in Minimum Rent provided for herein during the Lease Term and any extensions thereof: (a) have been negotiated at arm's length; (b) were prompted solely by legitimate business and economic concerns; (c) represent Landlord's negotiated arm's length bargain to recoup a maximum economic return on its investment taking into account market conditions and inflationary considerations over the Lease Term (including any extensions thereof); and (d) represent Tenant's negotiated effort to minimize to the greatest extent possible its rental costs over the Lease Term, including any extensions thereof.

     B.     ADDITIONAL  RENT.  It  is  the  purpose  and  intent of Landlord and
            ----------------
Tenant that, except as otherwise expressly set forth herein, the return to Landlord under this Lease shall be absolutely "net" so that all costs directly or indirectly attributable to the Building, the Leased Premises, the Property (and Tenant's Pro-Rata Share of the Common Areas of the Project following the Hexokee Transaction) shall be the obligation of Tenant. In connection with the costs directly or indirectly related to the Building, the Leased Premises and the Property, Tenant has agreed to undertake substantially all maintenance and repair of the Building and the Property, at Tenant's sole cost and expense, as more particularly described in Article VIII "Maintenance of the Building and
                                                 -------------------------------
Repairs"  below.  In  connection with Landlord's obligation to contribute toward
-------
the Building's and the Property's share of the costs and expenses of operating and maintaining the Common Area portions of the Project, Landlord and Tenant hereby agree that, following completion of the Hexokee Transaction, Tenant shall pay Landlord (either directly in the event of the Hexokee Transfer and Assignment, or to Landlord as reimbursement for Landlord's contractual obligations to Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) as additional rent (the "Additional Rent") and in addition to the Minimum Rent set forth above, Tenant's Pro-Rata Project Common Area Share of the costs and expenses actually incurred by Landlord in connection with Landlord's (or Hexokee's in the case of the Hexokee Common Area Agreement, as the case may be) operation and maintenance of the Common Areas (all such costs being more particularly described below and being hereinafter referred to as "Operating Costs"). The liability of Tenant for the payment of such Additional Rent shall commence from and after Landlord's completion of the Hexokee Transaction, and Hexokee's execution and delivery to Landlord and Tenant of either (i) an Assignment and Assumption of Lease Agreement in a form reasonably satisfactory to Landlord, Tenant and Hexokee, or (ii) a contractual agreement between Landlord and Hexokee, for the benefit of Landlord, Tenant and the Property, in a form reasonably satisfactory to Landlord and Tenant, and thereafter such Additional Rent shall be payable in advance on the first day of the month, at the same time and place stated for the payment of the Minimum Rent.

In connection with Tenant's payment of Additional Rent following the Hexokee Transaction, regardless of the actual date upon which the Hexokee Transaction is completed, Landlord and Tenant have agreed that the amount of Additional Rent which Tenant shall be obligated to pay for Operating Costs during the first two
(2)  years  of  the  Lease  Term  shall be fixed at $30,000 per year ($2,500 per
                                                     ------            -----
month). Within sixty (60) days prior to the commencement of the third (3rd) year of the Lease Term, Landlord shall deliver to Tenant a reasonable estimate of the anticipated Operating Costs to be borne by Landlord in connection with Landlord's (or Hexokee's in the case of the Hexokee Common Area Agreement, as the case may be) operation and maintenance of the Common Areas for the forthcoming calendar year, and a corresponding statement of Tenant's Pro-Rata Project Common Area Share thereof. Following such estimate, Tenant shall pay to Landlord, as Additional Rent commencing as set forth above and continuing on the first day of each calendar month thereafter, an amount equal to one-twelfth (1/12th) of Tenant's Pro-Rata Project Common Area Share of such Operating Costs. Within ninety (90) days following the end of each year of the Lease Term (following the 3rd year of the Lease Term), Landlord shall furnish Tenant with:
(i) a detailed itemized statement covering the year of the Lease Term just expired, showing the actual Operating Costs incurred by Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) in connection with the operation and maintenance of the Common Areas for that year, (ii) the amount of Tenant's Pro-Rata Project Common Area Share of such Operating Costs for such year, and (iii) the monthly payments which Tenant made during such year for such Operating Costs ("Landlord's Reconciliation"). If Tenant's Pro-Rata Project Common Area Share of the actual Operating Costs incurred by Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) during such year exceeds Tenant's prior payments, Tenant shall pay Landlord the deficiency within thirty (30) days after its receipt of the annual statement. If the payments made by Tenant during such year exceed Tenant's Pro-Rata Project Common Area Share of the actual Operating Costs incurred by Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) during such year, Landlord shall apply the excess payments against payments towards Operating Costs next due, or at the Lease end, shall pay Tenant such difference within thirty (30) days of the delivery of the statement. Upon the expiration or earlier termination of the Lease, Landlord shall compute the credit or deficiency up to the date of such expiration or termination, and payment by Tenant or refund by Landlord, as applicable, shall be made within thirty (30) days after such expiration or termination.

Notwithstanding any provision of this Lease to the contrary, following the Hexokee Transaction, should any dispute arise as to the actual amount of Operating Costs, or as to Tenant's Pro-Rata Project Common Area Share, or at any other time during the Lease Term, Tenant shall have the right, at Tenant's expense and upon thirty (30) days' prior notice to Landlord, to audit, inspect and photocopy all of Landlord's (or Hexokee's in the case of the Hexokee Common Area Agreement, as the case may be) pertinent accounting records or other records pertaining to the Operating Costs incurred with respect to the Common Areas of the Project and the accounting records of the property manager pertaining to the same. If, after such audit, inspection and photocopying, Tenant continues to dispute the amount of Operating Costs incurred with respect to the Common Areas of the Project or Tenant's Pro-Rata Project Common Area Share, and Tenant and Landlord are otherwise unable to mutually agree as to a reconciliation of such dispute, then Tenant and Landlord shall collectively retain a mutually acceptable independent, certified public accounting firm to audit and/or review Landlord's records (or Hexokee's records in the case of the Hexokee Common Area Agreement, as the case may be) to determine the proper amount of Operating Costs incurred with respect to the Common Areas of the Project and Tenant's Pro-Rata Project Common Area Share thereof. Landlord and Tenant shall mutually agree as to such firm, but if they do not agree within three (3) months following Tenant's request for such review or audit, the names of the five (5) largest accounting firms in Colorado Springs shall be placed in a hat and the first firm selected at random from the hat by Landlord which has not worked for either Landlord or Tenant within the past five (5) years shall conduct the audit. If such audit or review reveals that Landlord has overstated the amount of Operating Costs incurred with respect to the Common Areas of the Project or has otherwise overcharged Tenant for Tenant's Pro-Rata Project Common Area Share thereof, then within five (5) days after the results of such audit are made available to Landlord, Landlord shall reimburse Tenant the amount of such overcharge. If the audit reveals that Landlord understated the amount of Operating Costs incurred with respect to the Common Areas of the Project or that Tenant was undercharged for Tenant's Pro-Rata Project Common Area Share thereof, then within five (5) days after the results of the audit are made available to Tenant, Tenant shall reimburse Landlord the amount of such undercharge. Tenant agrees to pay the cost of such audit, provided that if the audit reveals that Landlord's determination of Operating Costs incurred with respect to the Common Areas of the Project or Tenant's Pro-Rata Project Common Area Share thereof was in error such that Tenant's payment were greater than one hundred fifteen percent (115%) of the actual amount of Operating Costs incurred with respect to the Common Areas of the Project or the actual amount of Tenant's Pro-Rata Project Common Area Share thereof, then Landlord shall pay the cost of such audit. Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) shall be required to, and hereby agrees to, maintain records of all such Operating Costs incurred with respect to the Common Areas of the

Project at its offices in Colorado Springs, Colorado. Landlord and Tenant each agree that, in the event the Hexokee Transfer and Assignment does not occur, and the Hexokee Common Area Agreement is entered into in lieu thereof, the terms of the Hexokee Common Area Agreement will incorporate all of the foregoing provisions of this Lease so as to afford Tenant the audit rights and reconciliations of Tenant's Pro-Rata Project Common Area Share contemplated above.

     C.   OPERATING COSTS.  Following  the  Hexokee Transaction, Operating Costs
          ---------------
associated with Landlord's (or Hexokee's in the case of the Hexokee Common Area Agreement, as the case may be) operation and maintenance of the Common Areas for purposes of this Lease shall include all costs and expenses incurred by Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) for any of the following: (i) all premiums (or pro-rata portions thereof) for liability insurance carried by Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) with respect to the Common Areas, (ii) all charges for utilities servicing the Common Areas of the Project, replacing utility service lines and the cost and expense of operating and maintaining the monument signs dedicated to the Project and located along Garden of the Gods Road, (iii) all costs for maintenance and repairs of the driveways, alleyways and common parking areas servicing the Project and all of its tenants and users, including all costs and expenses of operating, maintaining and replacing driveway and parking lot lighting, sweeping and cleaning, patching, sealing, resurfacing, repairing, line painting and striping, and snow, ice and debris removal, (iv) all costs associated with the landscaped portions of the Common Areas, including all costs and expenses of gardening, maintaining, repairing, replanting and replacing plants, flowers, shrubbery, planters and all costs associated with maintenance and repair of irrigation systems, and (v) all other costs and expenses of operating, maintaining the Common Area portions of the Project. Notwithstanding the foregoing, Landlord hereby agrees that Operating Costs for the Common Area portions of the Project shall in no event include any of the following: (a) Deductions for depreciation or obsolescence of any of the Common Area portions of the Project, or any other improvements thereto; (b) initial costs associated with completing, fixturing or constructing any of the Common Area portions of the Project, (c) costs of replacement of any major system or component of the Common Area portions of the Project which are of a capital nature, including, but not limited to, capital additions, capital improvements, capital repairs, capital maintenance, capital alterations, capital replacements, capital equipment and capital tools, and/or capital redesign, (d) costs in connection with services (including electricity), items or other benefits of a type which are not standard and which are not available to Tenant without specific charge therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be), and services, items and benefits for which Tenant or any other tenant or occupant of the Project specifically reimburses Landlord (or Hexokee in the case of the Hexokee Common Area
Agreement, as the case may be) or for which Tenant or any other tenant or occupant of the Project pays third persons, and all other costs for which Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) is compensated through or reimbursed by insurance or other means of recovery; (e) cost of repairs, replacements or other work occasioned by fire, windstorm or other casualty, or the exercise by governmental authorities of the right of eminent domain, and the costs incurred in connection with upgrading the Common Area portions of the Project to comply with handicap, life, fire and safety codes which are either (x) the result of Landlord's (or Hexokee's in the case of the Hexokee Common Area Agreement, as the case may be) voluntary and/or discretionary policies, as opposed to a governmentally mandated policy, or (y) applicable to codes which were in effect on or prior to the date of this Lease;
(f) costs directly resulting from the negligence or willful misconduct of Landlord or Landlord's agents (or Hexokee or Hexokee's agents in the case of the Hexokee Common Area Agreement, as the case may be), penalties for late payment, and all costs or fees relating to the defense of Landlord's (or Hexokee's in the case of the Hexokee Common Area Agreement, as the case may be) title to or interest in the Project, or any part thereof; (g) Federal, State or local income taxes imposed on Landlord's (or Hexokee's in the case of the Hexokee Common Area Agreement, as the case may be) or the Project's net income, any franchise, transfer, inheritance or capital stock tax, and all other such taxes payable by Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be); (h) costs of correcting defects, including any allowances for same, in the construction of the Common Area portions of the Project; (i) costs of repair, abatement, removal or cleanup of hazardous substances, including, without limitation, all Hazardous Materials (as defined herein) or costs associated with causing the Common Area portions of the Project to be in compliance with Environmental Regulations (as defined herein); (j) rental and any other expenses, including wages, salaries and benefits, and adjustments thereto, for Landlord's (or Hexokee's in the case of the Hexokee Common Area Agreement, as the case may be) on-site management and/or leasing offices, and compensation in the form of wages, salaries and such other compensation and benefits, as well as any adjustments thereto, for all employees and personnel of Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) above the level of the on-premises manager (provided, however, that compensation in the form of wages, salaries and such other compensation and benefits for Landlord's on-premises manager shall not be excluded), and all fees, wages, salaries and other compensation for any employee of Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be);

(k) payments of principal, finance charges or interest on debt or amortization on any mortgage, deed of trust or other debt, and rental payments (or increases in same) under any ground or underlying lease or leases, and any sale, syndication, financing or refinancing costs and expenses, including interest on debt or amortization payments on debt, and rental under any future ground lease; and (l) any other expense which, under generally accepted accounting principles, consistently applied, would not be considered to be a normal maintenance or operating expenses of the Common Area portions of the Project. Landlord and Tenant each agree that, in the event the Hexokee Transfer and Assignment does not occur, and the Hexokee Common Area Agreement is entered into in lieu thereof, the terms of the Hexokee Common Area Agreement will incorporate all of the exclusions from Operating Costs contemplated above, or will otherwise provide that Tenant is not obligated to contribute toward any of the foregoing exclusions from Operating Costs.

     To the extent not previously taken into account in determining Operating Costs, Operating Costs shall be reduced by all cash discounts, trade discounts, or quantity discounts received by Landlord or Landlord's managing agent (or Hexokee or Hexokee's managing agent in the case of the Hexokee Common Area Agreement, as the case may be) in the purchase of any goods, utilities, or serviced in connection with the operation of the Common Area portions of the Project. Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) shall attempt to make payments for goods, utilities, and services in a timely manner to obtain the maximum possible discount. In the calculation of any expenses hereunder, it is understood that no expense shall be charged more than once. Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) shall use its best efforts in good faith to effect an equitable proration of bills for services rendered to the Common Area portions of the Project. Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) further agrees that since one of the purposes of Operating Costs is to allow the Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) to require Tenant and the other tenants and users of properties within the Project to pay for the costs attributable to the Common Area portions of the Project, Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) agrees that,
(i) Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) will not collect or be entitled to collect Operating Costs from all of tenants and other users of the Project in an amount which is in excess of 100% of the Operating Costs for the Common Area portions of the Project actually incurred by Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be), (ii) the Common Area portions of the Project will not be assessed for Operating Costs in excess of the Operating Costs actually paid or incurred, and (iii) Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) shall make no profit from Landlord's (or Hexokee's in the case of the Hexokee Common Area Agreement, as the case may be) collections of Operating Costs. In addition, Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) covenants to use its good faith efforts to take advantage of all available manufacturers', suppliers' or contractors' warranties in connection with the Common Area portions of the Project. Landlord and Tenant each agree that, in the event the Hexokee Transfer and Assignment does not occur, and the Hexokee Common Area Agreement is entered into in lieu thereof, the terms of the Hexokee Common Area Agreement will incorporate all of the foregoing obligations of Landlord.

                                   ARTICLE IV
                              SERVICES AND EXPENSES

     Landlord covenants and agrees, so long as the Tenant is not in default under any of the covenants of this Lease beyond any applicable cure period, that the Building, the Leased Premises (including the Expansion Space), the Property (and the Common Areas of the Project following the Hexokee Transaction) shall be supplied with the following services, systems and equipment, all to a level which is similar to other comparable office, manufacturing, assembly, distribution and warehousing buildings in the City of Colorado Springs. Landlord hereby represents and warrants that: (i) all of the services, systems and equipment set forth below and servicing the Building, the Leased Premises and the Property either currently exist or will exist as of the date of Tenant's occupancy of each of the various portions of the Leased Premises, and (ii) the following systems and equipment currently servicing the Building, the Leased Premises and the Property are in good condition and proper working order and function. The services, systems and equipment to be provided to the Building, the Leased Premises, the Property (and the Project following the Hexokee Transaction) are as follows:

     A.     HVAC  SERVICES.  Heating,  ventilation  and  refrigerated  air
            --------------
conditioning to the Building and the Leased Premises in seasonal amounts sufficient to maintain temperatures within reasonable ranges similar to other comparable office, manufacturing, assembly, distribution and warehousing buildings in the City of Colorado Springs. In connection therewith, Landlord has agreed to replace, at its sole cost and expense, the approximately 15 "GE Units" currently servicing the Building which Landlord has determined have exceeded their useful life, such replacement to be completed on or before Landlord's delivery of the Existing Space on October 1, 2000. Tenant hereby
                                                 ---------------
acknowledges that certain of these 15 units will be heating units only. The remaining existing units will be provided in good working order and condition, but will not be replaced. Landlord hereby warrants the good condition and working order and function of all such systems and equipment servicing the Building, the Leased Premises and the Property for a period of sixty (60) days following Tenant's occupancy of each portion of the Building, and further agrees to pass on to Tenant, or otherwise assist Tenant in realizing the benefits of, any and all manufacturers warranties which Landlord may have or otherwise receive in connection with such rooftop units.

     B.     WATER  SERVICES.  Water, hot, cold and refrigerated, at those points
            ---------------
of supply currently existing in the Building, the Leased Premises and the Property (and as to be provided to the Expansion Space upon Landlord's completion thereof);

     C.     ELECTRICAL  SERVICES.  Electric  current  for  Tenant's  needs  in
            --------------------
connection with its business to those points of supply currently existing in the Building, the Leased Premises and the Property, with currents similar to other comparable office, manufacturing, assembly, distribution and warehousing buildings in the City of Colorado Springs;

     D.     COMMON AREA UTILITIES.  Following the Hexokee Transaction, utilities
            ---------------------
to service the Common Area portions of the Project in the manner and to the extent customary for similar projects in the City of Colorado Springs, Colorado.

     E.     INSURANCE  COVERAGES.  Insurance  for  the  Building,  the  Leased
            --------------------
Premises and the Property (and following the Hexokee Transaction, the Project) in the amounts set forth in Article VII "Insurance" below. Tenant, however,
                                             ---------
shall at its sole cost and expense, keep all furniture, fixtures decorations, glass, improvements and equipment in the Leased Premises insured as required by
Article  VII  "Insurance"  below.
               ---------

     F.     GENERAL  MAINTENANCE.  Following  the  Hexokee  Transaction and with
            --------------------
respect to the Common Area portions of the Project, regular maintenance so as to keep in good order, condition and repair, all Common Area portions of the Project, including all driveway and alleyway areas, all parking areas, all landscaping and all signage.

                                    ARTICLE  V
                      REAL  ESTATE  TAXES  AND  ASSESSMENTS

     Landlord and Tenant each hereby agree that, inasmuch as Tenant will ultimately occupy 100% of the Building and the Leased Premises, Tenant shall be responsible, at its sole cost and expense and as Additional Rent, for payment of all of the real property taxes, or any taxes levied in lieu thereof on or in addition thereto, due to the ownership or operation of the Building, the Leased Premises and the Property (but not including any tax levied on the income of Landlord) levied, assessed or allocated (including any special assessments created by formation of a special improvement district or created in any other manner) for any period included in the Lease Term or any extensions thereof. Tenant shall pay all such taxes directly to Landlord within thirty (30) days of Landlord's presentation to Tenant of tax bills associated with such taxes. For the tax years in which this Lease commences and terminates, and with respect to Tenant's phased occupation of the Leased Premises at the commencement of the Lease Term as described above, Tenant's obligations pursuant to this paragraph shall be apportioned on a pro-rata and per diem basis in such proportions as Tenant's tenancy of the Leased Premises bears to 365 days, and in such proportions as Tenant's occupancy of the Leased Premises bears to the entire Leased Premises. Tenant's pro rata share shall be based upon estimates made by Landlord of projected taxes due for the subject calendar year, on a fair and equitable basis. This paragraph shall not be deemed or construed to require Tenant to pay or discharge any inheritance or estate taxes or taxes upon inheritance or right of succession which may be levied against any estate or interest of Landlord, even though such taxes shall become a lien against the Building, the Leased Premises or the Property. In addition to the foregoing, Tenant shall have the right to appeal or contest, by way of appropriate proceedings, the amount of any taxes payable by Tenant hereunder, and Landlord hereby agrees to cooperate in good faith with Tenant in connection with any such appeal or contest.

                                    ARTICLE  VI
                                     UTILITIES

     Landlord and Tenant each hereby agree that, inasmuch as Tenant will ultimately occupy 100% of the Building and the Leased Premises, Tenant shall be responsible, at its sole cost and expense and as Additional Rent, for payment of all utilities used and consumed by the Building, the Leased Premises and the Property, including but not limited to gas, propane, electricity, water and sewer. Tenant shall pay the costs for all such utilities directly to the utility companies, and Tenant agrees to contract with utilities providers directly and to bear sole responsibility for the payment of such utilities billings in its own name. Landlord hereby represents and warrants that the Building and the Property are separately metered for all such utilities, thereby enabling Tenant to pay directly for all such utilities consumed by the Building, the Leased Premises and the Property. In addition to the foregoing, following the Hexokee Transaction, Tenant shall be obligated to pay Tenant's Pro-Rata Project Common Area Share of utilities provided to the Common Area portions of the Project as described above. Tenant shall, at all time during the Lease Term, keep all such meters and installation equipment servicing the Building in good working order and repair at Tenant's sole cost and expense.

     Landlord does not warrant or guarantee the continued availability of any or all of the utility services necessary or desirable for the use of the Leased Premises by Tenant. In no event shall the interruption, diminution or cessation of such availability be construed as an actual or constructive eviction of Tenant, nor shall Tenant be entitled to any abatement of its rent obligations under this Lease on account thereof, except to the extent the same results from Landlord's negligence, willful misconduct or breach of its obligations under this Lease. Notwithstanding the foregoing, Landlord and Tenant have each agreed that, in the event there is a loss of utility services to the Leased Premises which continues for an uninterrupted period of one hundred twenty (120) days, which loss of utility services precludes Tenant from operating its business in the Leased Premises in the manner contemplated by this Lease, and without regard to force majeure or fault on the part of Landlord, then Tenant shall have the right to terminate this Lease upon written notice to Landlord given within ten
(10) business days following the expiration of such one hundred twenty (120) day period. In the event that a deposit is required by a public or quasi-public organization in order to furnish or agree to furnish any service to the Leased Premises, Tenant agrees and covenants to pay such charge or deposit. Any money so paid shall not entitle Tenant to an offset or reduction of its rent liability under this Lease, nor shall Landlord be obligated to return, repay or credit Tenant for any money so paid, except to the extent Landlord receives a return, repayment or credit from the public or quasi-public organization collecting such deposit.

     Landlord reserves the right to stop the service of any or all of the utilities herein above described upon reasonable written notice to Tenant when, in Landlord's sole discretion, such stoppage is necessitated by reason of accident, repairs, inspections, alterations or improvements, until any of the same have been completed. In such event, Landlord shall not be deemed guilty of a breach of this Lease, nor shall Tenant be entitled to any abatement of its rent obligations under this Lease on account thereof. Notwithstanding the foregoing, Landlord hereby agrees to provide the forgoing notice, and to use commercially reasonable efforts to conduct all such repairs, inspections, alterations and improvements, and to perform the same in a manner so as to minimize the impact on Tenant, Tenant's business and Tenant's use of the Leased Premises.

                                    ARTICLE  VII
                                     INSURANCE

     A.     LANDLORD'S  INSURANCE.  Commencing  with the Lease Commencement Date
            ---------------------
and continuing throughout the Lease Term, and any extensions thereof, Landlord shall maintain or cause to be maintained (i) an "all risk" casualty insurance policy, with an endorsement insuring against loss of both Minimum Rent and Additional Rent (including Extended Period of Recovery, if applicable), insuring the Building and all improvements of the Building and the Lease Premises in an amount not less than 100% of their replacement value, (ii) comprehensive liability insurance for the actions of Landlord and Landlord's Agents, (iii) comprehensive general liability insurance covering the Property, and (iv) other policies of insurance which Landlord or Landlord's mortgagee for the Building requires to be kept in force. Landlord and Tenant each agree that, inasmuch as Tenant will ultimately occupy 100% of the Building and the Leased Premises, Tenant shall be responsible for the payment of all premiums associated with such insurance, and shall reimburse Landlord, as Additional Rent, for the costs for all such insurance within thirty (30) days of Tenant's receipt of invoices evidencing Landlord's payment thereof. For the years in which this Lease commences and terminates, and with respect to Tenant's phased occupation of the Leased Premises at the commencement of the Lease Term as described above, Tenant's obligations pursuant to this paragraph shall be apportioned on a pro-rata and per diem basis in such proportions as Tenant's tenancy of the Leased Premises bears to 365 days, and in such proportions as Tenant's occupancy of the Leased Premises bears to the entire Leased Premises. Tenant's pro rata share of such insurance premiums during this period shall be based upon estimates made by Landlord of insurance premiums due for the subject calendar year, on a fair and equitable basis.

     In addition to the foregoing, following the Hexokee Transaction, Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) shall maintain or caused to be maintained: (i) an "all risk" casualty insurance policy, insuring the Common Areas of the Project in an amount not less than 100% of their replacement value, (ii) comprehensive liability insurance for the actions of Landlord and Landlord's Agents with respect to the Common Areas of the Project, (iii) comprehensive general liability insurance covering the Common Areas of the Project, and (ii) other policies of insurance which Landlord or Landlord's mortgagee (or Hexokee or Hexokee's mortgagee in the case of the Hexokee Common Area Agreement, as the case may be) for the Common Areas of the Project requires to be kept in force.

     B.     TENANT'S INSURANCE.  Commencing with the Lease Commencement Date and
            ------------------
continuing throughout the Lease Term, and any extensions thereof, Tenant shall maintain or cause to be maintained, at its sole cost and expense, (i) fire and extended coverage insurance insuring all alterations and additions made by Tenant to the Leased Premises and all of its fixtures, inventory, furniture and equipment in an amount not less than the full replacement value thereof with the broadest possible coverage ("all risk") on a 100% co-insurance form insuring against all risks of direct physical loss and excluding only such unusual perils as nuclear attack, earth movement, flood and war, (ii) public liability, bodily injury and property damage comprehensive insurance coverage insuring against claims of any and all personal injury, death or damage occurring in or about the Leased Premises or the sidewalks adjacent thereto, with a combined single limit coverage of not less than $2,000,000, (iii) business interruption insurance in amounts sufficient to cover perils that may cause the business of Tenant to be interrupted and in sufficient amounts to cover Tenants obligations contained herein for a period of not less than one year, and (iv) Workers Compensation Insurance with minimum limits as defined by Colorado statutes, as amended from time to time. Landlord or Landlord's mortgagee may require reasonable increases in the above-described coverage from time to time, in which event Tenant shall obtain the same and pay the costs thereof.

     Each  of  the  foregoing  insurance  policies to be carried by Landlord and
Tenant shall be issued by an insurance company of recognized standing, authorized to do business in the State of Colorado and reasonably satisfactory to Landlord. The policies required to be carried by Tenant shall name Landlord as an additional insured, and shall be payable to Landlord and Tenant as their interests may appear. In addition, all such policies shall contain waivers of subrogation as set forth in Article XIV "Waiver of Subrogation" hereof. If
                                              ---------------------
required by Landlord, such policies shall also contain a loss payable endorsement in favor of the holder of any first mortgage on the Property or portion thereof. All such policies shall provide that no cancellation or termination thereof or any material modification thereof shall be effective except on 30 days prior written notice to Landlord, and, if applicable, said mortgagee. Certificates evidencing such insurance shall be delivered to Landlord upon the Lease Commencement Date and each anniversary thereof.

     Tenant shall not carry any stock of goods, store any Hazardous Materials in violation of any Federal, State or local laws, statutes, ordinances, rules or regulations pertaining to the same (hereinafter, "Environmental Regulations"), or do anything in or about the Leased Premises which would in any way tend to increase insurance rates or invalidate any policy on the Leased Premises or the Building in which the same are located or carried on Landlord's operation of the Building. For purposes of this Lease, Hazardous Materials shall include, without limitation, substances defined as "hazardous substances" or "hazardous materials" or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("Cercla"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. ("RCRA") or any other Federal, State or Local laws or statutes and in any regulations adopted and publications promulgated pursuant to said laws. If Landlord shall consent to such use, which consent must be in writing and shall be given in Landlord's sole and absolute discretion, Tenant agrees to pay as Additional Rent any increase in premiums therefor resulting from the business carried on in the Leased Premises by Tenant. If Tenant installs any electrical equipment that overloads the power lines to the Building, Tenant shall at its own expense make whatever changes are necessary to comply with the requirements of insurance underwriters and insurance rating bureaus and governmental authorities having jurisdiction.

     The obligations of Tenant, as contained in this Article, shall inure directly to Landlord's first mortgagee and shall not be invalidated by any act, neglect or default of Landlord, nor by any foreclosure or other similar proceeding, nor by any change in title or ownership of the Leased Premises.

                                  ARTICLE VIII
                     MAINTENANCE OF THE BUILDING AND REPAIRS

     A.     LANDLORD'S  MAINTENANCE  AND  REPAIR OBLIGATIONS.  Landlord shall be
            ------------------------------------------------
responsible, at its sole cost and expense, for maintaining the structural portions of the Building, including the structural portions of the roof and the concrete slabs, except to the extent of any damage caused by the negligence or willful misconduct of Tenant or Tenant's Agents for which the insurance required to be carried by Landlord hereunder does not provide coverage. Landlord shall further be responsible, at its sole cost and expense, for performing all required replacements of the heating, venting and air conditioning equipment, replacements of the roof, repairs or replacement to or of the structural portions of the Building or the roof, repairs or replacements of the concrete slabs for the Building, and all other replacement of any other major system or component of the Building, the Leased Premises or the Property which are of a capital nature, including, but not limited to, capital replacements and/or capital redesign. With the exception of the foregoing, and except as to Landlord's warranties concerning the systems and equipment servicing the Building, Landlord and Tenant each hereby agree that, inasmuch as Tenant will ultimately occupy 100% of the Building and the Leased Premises, Tenant shall be responsible, at its sole cost and expense, for all maintenance of the Building and the Leased Premises, all as more particularly set forth below.

     B.     TENANT'S  MAINTENANCE  AND  REPAIR  OBLIGATIONS.  Inasmuch as Tenant
            -----------------------------------------------
will ultimately occupy 100% of the Building, Tenant shall be responsible, at its sole cost and expense, for keeping, and hereby covenants that it shall keep, the Building and the Property, including, without limitation, all parking areas and landscaped areas located on the Property (but excluding the initial installation of the landscaping on the Property around the Building which Landlord hereby agrees to install at its sole cost and expense), the exterior portions of the Building (excluding structural portions of the Building, structural portions of the roof and the concrete slabs as set forth above), the non-structural portions of the roof, all electrical systems, plumbing systems and roof top heating venting and air conditioning equipment, the doors, the windows, the corridors and all other structures or equipment serving the Building and the Property, in good order, condition and repair. In connection with all such maintenance, Tenant may enter into: (i) a landscape maintenance contract with a reputable service company, (ii) an HVAC service and maintenance contract with a reputable service company, (iii) contracts for the cleaning of exterior windows in the Building, and (iv) contracts for sweeping of and removal of snow from sidewalks and parking areas adjacent to the Building and on the Property.

     In addition to maintenance and repair of the Building and the Property, Tenant shall, at its sole cost and expense, maintain, replace, repair and keep all parts of the interior of the Leased Premises (including but not limited to interior wall surfaces, doors, door hardware, interior plumbing fixtures, electrical wiring and equipment, and mechanical equipment within the Leased Premises,, specialty equipment made available to Tenant) in good order, operating condition and repair. Tenant shall also keep the Leased Premises in a clean, sanitary and safe condition in accordance with all directions, rules and regulations of any health officers, building inspectors or other proper officers of the governmental agencies having jurisdiction, and shall dispose of all normal trash and waste materials in outside trash containers and make appropriate arrangements with trash cartage services to have such outside containers dumped on a regular basis. Tenant agrees to comply with all Environmental Regulations governing the handling and disposal of any approved Hazardous Materials that Tenant may use on the Leased Premises. Tenant shall flatten all boxes for dumping of trash. Tenant shall comply with all requirements of laws, ordinances and other rules and regulations that affect the Leased Premises, and shall cause no injury to the Building or Leased Premises. In addition, Tenant shall, at its own cost and expense, replace any light bulbs, frames, ballasts, fixtures and accessory parts thereof on the Leased Premises that may be broken or damaged during the Lease Term. At the expiration of the Lease Term, Tenant shall surrender the Leased Premises broom clean and in good order and condition, reasonable wear and tear excepted.

C.     LANDLORD'S REPRESENTATIONS AND WARRANTIES.  Notwithstanding the foregoing
       -----------------------------------------
or any other provision of this Lease to the contrary, Landlord hereby makes the following representations and warranties, each of which are true and correct as of the date of this Lease:

     (i) Landlord represents and warrants that, to the best of Landlord's actual knowledge, the Project, the Building and the Leased Premises are in full compliance with all Federal, State or local statutes, ordinances, regulations, building codes and other life, fire and safety codes or other laws, rules or regulations in effect as of the date of this Lease, and Landlord covenants to maintain the Project, the Building and the Leased Premises (exclusive of Tenant's interior improvements and personal property) in compliance with the same during the Lease Term;

     (ii) Landlord represents and warrants that the Building and the Property are subject only to (a) the encumbrances set forth in that certain Owner's Policy of Title Insurance issued by Lawyers Title Insurance Corporation dated December 16, 1998 under Policy No. 136-01-498812, including that certain Deed of Trust from Cherokee Equities, LLC to the Public Trustee for the use of Butler Real Estate, Inc. to secure $2,800,000 dated December 14, 1998 and recorded December 16, 1998 at Reception No. 98185887 (the "Deed of Trust"), in connection with which Deed of Trust Landlord covenants to use commercially reasonable efforts to obtain an appropriate Subordination, Non-Disturbance and Attornment Agreement for in favor of Tenant promptly following the parties' execution of this Lease;

     (iii)Landlord hereby represents and warrants that: (i) to the best of Landlord's actual knowledge, [and with the exception of the Hewlett Packard property and possible water contamination previously disclosed to Tenant], the Project, the Building and the Leased Premises do not currently contain any Hazardous Materials in violation of any Environmental Regulations, including, without limitation, the soil or ground water, and (ii) Landlord has received no notice or other information concerning violations of any Environmental Regulations or the presence of Hazardous Materials on any of the properties adjacent to or in the immediate vicinity of the Project, the Building or the Leased Premises;

          (iv) Landlord hereby represents and warrants that: (i) Hexokee is the owner of Lot 4 and Lot 5 of the Kaman Subdivision, and that the Property currently has, by way of permanent, non-exclusive easements or other rights of record, permanent and irrevocable rights of access over and across Lot 5 and Lot 3 of the Kaman Subdivision to publicly dedicated streets (including Garden of the Gods Road and Centennial Boulevard), which access rights are irrevocable and cannot be terminated or otherwise eliminated without the prior written consent of Landlord, all for purposes of providing the Property with access to publicly dedicated streets;

          (v) Landlord hereby represents and warrants that all requisite consents to Landlord's execution of this Lease required by any lender of Landlord have been fully obtained, and that no other party has any right to consent to or otherwise object to Landlord's execution of this Lease or encumbrance of the Property with the terms, covenants and conditions of this Lease; and

          (vi) Landlord hereby represents and warrants that all prior leases of the Property, the Building and the Leased Premises have been forever and irrevocably terminated, and are of no further force or effect, and that the Property, the Building and the Leased Premises are, as of the date of the parties' execution of this Lease, unencumbered by any other party's leasehold rights, or any other rights except as provided in item (ii) above.

     Landlord shall protect, defend, indemnify and hold Tenant harmless from and against any and all losses, costs (including reasonable attorneys' fees and costs), liabilities and claims arising from a breach of any of the foregoing representations and warranties. For purposes of the foregoing, the "actual knowledge" of Landlord shall be deemed to mean the actual knowledge of David P. Phillips and Link Jackson.

                                    ARTICLE  IX
                        PROPERTY  AND  COMMON  AREA  PARKING

     Tenant shall have the right to the non-exclusive use of 3.5 parking spaces per thousand rentable square feet of the Leased Premises in those parking areas located on the Property, and following the Hexokee Transaction, on those parking areas located on the Project which have been designated as Common Area by Landlord. Landlord hereby represents and warrants that: (i) it has not previously, and will not during the Lease Term, over allocate the parking spaces in the parking areas on the Property (or within the Common Areas of the Project following the Hexokee Transaction) to an extent where there are not sufficient remaining parking spaces to afford Tenant the use of the number of parking spaces allocated above, and (ii) the parking areas available for the Building (and within the Common Areas of the Project following the Hexokee Transaction) are currently in compliance with all Federal, State and Local governmental requirements, including, without limitation, the provision of an adequate number of handicapped parking spaces, and will remain in compliance, at Landlord's sole cost and expense, during the Lease Term. Landlord hereby further covenants to, at all time during the Lease Term, maintain the parking ratios and the parking areas on the Property (and within the Common Areas of the Project following the Hexokee Transaction) in compliance with all such governmental requirements applicable to the Building. Landlord shall at all times use good faith efforts to enforce the parking requirements for the parking areas on the Property (and within the Common Areas of the Project following the Hexokee Transaction), and to provide and enforce Tenant's parking rights described herein. Landlord and Tenant each agree that, in the event the Hexokee Transfer and Assignment does not occur, and the Hexokee Common Area Agreement is entered into in lieu thereof, the terms of the Hexokee Common Area Agreement will incorporate all of the foregoing provisions of this Lease so as to afford Tenant the use of the Common Areas of the Project as described above.

                                    ARTICLE  X
                    QUIET  ENJOYMENT;  CARE  OF  LEASED  PREMISES

     Landlord warrants that, upon payment of the required Minimum Rent and Additional Rent, and subject to the terms, conditions, covenants and agreements contained in this Lease, Tenant shall have quiet enjoyment and possession of the Leased Premises during the full Lease Term. Tenant agrees to abide by the Rules and Regulations adopted by Landlord with regard to its occupancy of the Leased Premises, and to abide by the reasonable rules and regulations adopted by Landlord with respect to the use of the Common Areas following the Hexokee

Transaction. Following the Hexokee Transaction, Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) agrees that it will use its best efforts to consistently enforce the rules and regulations applicable to the Project against all tenants and other users of the Project. Tenant agrees not to commit any waste upon the Leased Premises or overload the floors thereof, to keep the Leased Premises well-lighted, and in a neat and clean condition, and not to conduct any activities other than those permitted by
Article  XII  "Use of Leased Premises" thereon without the prior written consent
               ----------------------
of  Landlord.

                                    ARTICLE  XI
                              SIGNS  AND  ADVERTISING

     A.     BUILDING  AND  PROPERTY SIGNAGE.  Landlord hereby agrees that Tenant
            -------------------------------
shall have the right to have its presence in the Building and on the Property evidenced by a backlit eyebrow sign to be located at the front archway entry to the Building, which sign shall be installed and maintained at Tenant's sole cost and expense. Landlord and Tenant each further agree that Tenant shall be entitled to such other signage as Landlord and Tenant shall reasonably agree upon to be located at other areas of the Building and the Property, all in Landlord's and Tenant's respective reasonable discretions; provided, however, that no additional signs of any type shall be erected, placed or painted on or about the Building or the Property without Landlord's prior written consent. All such signage shall be constructed and installed in conformance with Landlord's reasonable sign criteria for the Building and the Project, as adopted by Landlord from time to time. All such additional signage shall be installed and maintained at Tenant's sole cost and expense. Tenant shall have the right to install interior signage within the Building and the Leased Premises at Tenant's sole cost and expense and in Tenant's sole discretion; provided, however, that Tenant shall not erect or install any type of sign on the Building, any exterior window or door signs, any paper signs or advertising signs painted on windows, or other types of signs, placards, or window blinds visible from the outside of the Leased Premises, without first having obtained the prior written consent and approval of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

     B. MONUMENT AND COMMON AREA SIGNAGE. In addition to Tenant's signage rights
        --------------------------------
with respect to the Building and the Property, Landlord hereby agrees that, following the Hexokee Transaction, Tenant shall be entitled to prominent signage on the existing monument sign for the Project located near the entrance to the Project on Garden of the Gods Road (the "Monument Sign"). Subject to approval by all applicable authorities, Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) hereby agrees that the Monument Sign shall be improved and expanded, at Landlord's sole cost and expense, so as to enhance its prominence, all in compliance with the Colorado Springs City Code, such that the Monument Sign: (i) continues to front on Garden of the Gods Road near the entrance to the Project, (ii) will be expanded and improved so as to be generally consistent with the appearance of the buildings within the Project, and (iii) will be double sided and backlit. Landlord (or Hexokee in the case of the Hexokee Common Area Agreement, as the case may be) shall complete the improvements and expansions of the Monument Sign as soon as reasonably possible following completion of the Hexokee Transaction, and thereafter Tenant shall have the right to install, at Tenant's sole cost and expense, its name and corporate logo in a prominent location on the Monument Sign. With the exception of Tenant's right to prominent space on the Monument Sign, Tenant hereby agrees that no additional signs of any type or description shall be erected, placed or painted in or about the Common Areas, except those signs submitted to and approved by Landlord in writing. All such additional signs, if any, shall be in conformance with Landlord's reasonable sign criteria established for the Project. Landlord and Tenant each agree that, in the event the Hexokee Transfer and Assignment does not occur, and the Hexokee Common Area Agreement is entered into in lieu thereof, the terms of the Hexokee Common Area Agreement will incorporate all of the foregoing provisions of this Lease so as to afford Tenant the use of the Common Area signage contemplated above.

                                    ARTICLE  XII
                               USE  OF  LEASED  PREMISES

     Tenant shall have the right to use and occupy the Leased Premises for office, manufacturing, assembly, distribution and warehousing activities, and for all other activities permitted by applicable laws, and for no other purposes whatsoever.

                                    ARTICLE  XIII
                            ALTERATIONS  AND  ADDITIONS

     Tenant shall not, under any circumstances, make alterations or additions to the exterior of the Building without the written consent of Landlord. With the express exception of alterations or additions costing no more than $10,000.00,
                                                                      ---------
Tenant shall make no alterations or additions to the interior of the Building or the Leased Premises, including equipment or appliances installed in connection with the transmission or delivery of the utilities, without first delivering to Landlord the plans and specifications therefor, and without first procuring Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall promptly pay for the costs associated with any such alterations or additions, and shall indemnify Landlord against liens, costs, damages and expenses incurred by Landlord in connection therewith, including any reasonable attorneys fees incurred by Landlord, if Landlord shall be joined in any action or proceeding involving such work. Landlord may, at its option, pay sums due in order to release such liens, in which event any such sums paid by Landlord shall be due to Landlord by Tenant, as Additional Rent, upon demand. Under no circumstances shall Tenant commence any such work until Landlord has been provided with certificates evidencing that all the contractors and subcontractors performing such work have in full force and effect adequate workmen's compensation insurance as required by the laws of the State of Colorado, public liability and builders risk insurance in such amounts and according to terms satisfactory to Landlord. Landlord shall at all times have the right to post or keep posted on the Leased Premises, or in the immediate vicinity thereof, any notices of non-responsibility for any construction, alteration or repair of the Leased Premises by Tenant, and Tenant hereby agrees to give Landlord at least ten (10) business days prior written notice of Tenant's plans to commence such work so as to enable Landlord an opportunity to post such notices.

     All alterations, additions, improvements and fixtures, including but not by way of limitation, lighting fixtures, ducts, controls, diffusers, filters or other equipment for distribution of heating and cooling, and other personal property which may be made or installed by, for and on behalf of Tenant, upon the Leased Premises, and which are not Tenant's trade fixtures and/or not otherwise permanently attached to the floors, walls, or ceilings so as to become fixtures, shall become the property of Landlord at the time of installation, and shall remain upon and be surrendered with the Leased Premises at the time of termination of this Lease as a part of the Leased Premises, without disturbance, molestation or injury. Any tile, linoleum or floor covering of similar character which may be cemented or otherwise adhesively affixed to the floor of the Leased Premises shall be and become the property of Landlord absolutely upon installation. During the Lease Term, Tenant shall not remove or damage the above described items and fixtures without the written consent of Landlord.

                                    ARTICLE  XIV
                             WAIVER  OF  SUBROGATION

     Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waive and release each other of and from any and all right of recovery, claim, action or cause of action, against each other, their officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees or business visitors, for any loss or damage to such waiving party that may occur or arise from any cause covered by any insurance required to be carried by such party pursuant to this Lease, or covered by any other property or other insurance actually carried by such party to the extent of the limits of such policy, whether or not such recovery, claim, action or cause of action was caused by or resulted from the neglect of the other party, and no party shall have any liability to the other or to any insurer of the other for, or in respect of, such recovery, claim, action or cause of action. Landlord and Tenant agree immediately to give their respective insurance companies which have issued policies of insurance written notice of the terms of the mutual waivers contained in this Article XIV, and further agree to cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to or provisions in all such insurance policies to prevent the invalidation of the insurance coverages by reason of the mutual waivers.

                                    ARTICLE  XV
                  DESTRUCTION  OF  OR  DAMAGE  TO  LEASED  PREMISES

     In case the Leased Premises or the Building in which the Leased Premises are situated shall be partially or totally destroyed by fire or other peril required to be insured by the policies of insurance required to be carried by Landlord and Tenant pursuant to Article VII "Insurance" hereof so as to become
                                               ---------
partially or totally untenantable, the same shall be repaired as speedily as possible at the sole cost and expense of Landlord, to the extent of insurance proceeds available, unless: (i) Landlord or Tenant shall elect to terminate this Lease as provided below; or (ii) the remainder of the Lease Term at the time of such damage or destruction is less than 24 months, in which event Landlord shall not be required to rebuild if Tenant fails to exercise (within thirty (30) days following notice from Landlord of demand to do so) the next option to extend the Lease Term which may be available, if any.

     In case the Leased Premises or the Building in which the Leased Premises are situated shall be destroyed or so damaged by fire or other peril required to be insured by the policies of insurance required to be carried by Landlord and Tenant pursuant to Article VII "Insurance" hereof so as to render more than 33%
                                 ---------
of the Leased Premises or 33% of the said Building untenantable, Landlord or Tenant may, at their respective election to be exercised in their respective sole and absolute discretions by notice given to the other not more than 30 days after the occurrence of the damage, terminate this Lease (provided, however, that such right to terminate shall not apply for Tenant's benefit to the extent such damage or destruction is the result of Tenant's negligence). In the event neither Landlord or Tenant elects to so terminate, then Landlord shall, as speedily as possible and at its sole cost and expense, repair, rebuild or restore any such damage suffered in the Building or the Leased Premises as set forth above. The foregoing notwithstanding, in the event Landlord is unable to complete such repair, rebuild or restoration, without regard to force majeure or fault on the part of Landlord, within one-hundred twenty (120) days following the date of such damage or destruction, then Tenant shall have the right, in its sole and absolute discretion, to terminate this Lease upon written notice to Landlord.

     In case of casualty to the Leased Premises resulting in damage or destruction which casualty is not insured against under the policies of insurance required to be carried by Landlord and Tenant pursuant to Article VII "Insurance" hereof, Landlord shall be under no obligation to restore, replace,
 ---------
or rebuild the Leased Premises, and if such damage or destruction is material, then this Lease shall be deemed terminated and of no further force or effect as of the date of such casualty, unless Landlord elects in its sole and absolute discretion to restore, repair, replace and rebuild the Leased Premises and so notifies Tenant in writing within thirty (30) days after such casualty. In the event Landlord so elects to restore, repair, replace and rebuild the Leased
Premises, then provided that such restoration, repair, replacement and rebuilding is completed within one-hundred twenty (120) days following the date of such damage or destruction, this Lease shall continue in full force and effect during the period of such restoration, repairing, replacing or rebuilding. In the event Landlord is unable to complete such restoration, repair, replacement and rebuilding within one-hundred twenty (120) days following the date of such damage or destruction, then Tenant shall have the right, in its sole and absolute discretion, to terminate this Lease upon written notice to Landlord.

     If such damage or destruction as described in this Article occurs, and this Lease is not so terminated by Landlord or Tenant as set forth above, then this Lease shall remain in full force and effect, and the parties waive the provisions of any law to the contrary. Tenant shall, in the event of any such damage or destruction, unless the Lease shall be terminated as provided in this Article, forthwith replace or fully repair all exterior signs, trade fixtures, equipment, display cases and other installations originally installed by Tenant, to the extent of insurance proceeds available. Except as otherwise set forth herein, Landlord shall have no interest in the proceeds of any insurance carried by Tenant, and Tenant shall have no interest in the proceeds of any insurance carried by Landlord. In the event of any such casualty, Tenant's Minimum Rent and Additional Rent obligations under this Lease shall abate in that same proportion as the number of rentable square feet rendered untenantable bears to the total number of rentable square feet in the Leased Premises. Tenant agrees during any period of reconstruction, restoration or repair of the Leased Premises and/or of the Building to continue the operation of its business in the Leased Premises to the extent reasonably practicable from the standpoint of good business.

                                    ARTICLE  XVI
                                  EMINENT  DOMAIN

     If the whole of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the Lease Term shall cease and terminate as of the date of title vesting in such proceeding, all rent shall be paid up to that date, and Tenant shall have no claim against Landlord for the value of any unexpired Lease Term.

     If the whole of the parking areas for the Property shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the Lease Term shall cease and terminate as of the date of title vesting in such proceeding, unless Landlord, at its own expense, should elect to take immediate steps to provide other parking facilities within a reasonable distance from the Building and reasonably acceptable to Tenant so as to allow parking space ratios between the parking areas and the gross area of the buildings on the Property to be sufficient to satisfy Tenant and applicable governmental authorities. In the event that Landlord shall provide such other parking facilities, then this Lease shall continue in full force and effect.

     If a part of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, and in the event that such partial taking shall be so extensive that Tenant is unable to continue to operate its business in the remainder of the Leased Premises, then for a period of thirty (30) days following such taking, Tenant shall have the right to either terminate this Lease and declare the same null and void by giving written notice thereof to Landlord or, alternatively, to continue in the possession of the remainder of the Leased Premises under the terms herein provided, except that the Minimum Rent and Tenant's Pro-Rata Share shall be reduced in such proportion as the nature, value and extent of the part so taken bears to the whole of the Leased Premises.

     If a part of the parking area of the Property should be acquired or condemned by eminent domain for any public or quasi-public use or purpose, no rights under this Lease shall be affected, so long as the remaining number of parking spaces satisfy the requirements of Tenant and applicable governmental authorities. If the remaining number of parking spaces do not so conform as set forth above, or if ingress or egress to and from the Building or the Leased Premises is materially impaired, Landlord may, at its election, take immediate steps to provide substitute additional parking facilities within a reasonable distance from the Building and acceptable to Tenant, to allow parking space ratios sufficient to satisfy applicable governmental authorities.

     In the event that Tenant shall terminate this Lease as provided herein above, such termination shall be as of the date of Tenant's written notice (but rent shall be due until Tenant's surrender of the Leased Premises), and Tenant shall have no claim against Landlord for the value of the unexpired Lease Term, or for damages of any kind.
      In the event of a partial taking which is not extensive enough to render the Leased Premises unsuitable for the business of Tenant as determined by Tenant and as set forth above, then Landlord shall as speedily as possible restore the Leased Premises to a condition comparable to its condition at the time of such taking, less the portion lost in the taking, and this Lease shall continue in full force and effect except that the Minimum Rent and Tenant's Pro-Rata Share shall be reduced in the manner provided herein above.

     As regards any obligations of Landlord described in this Article, in no event shall Landlord be required to spend an amount in excess of the amount available to Landlord from the award for any part of the Leased Premises or parking area taken.

     In the event of any condemnation or taking as aforesaid, whether in whole or in part, Tenant shall not be entitled to any part of the award paid for such condemnation, and Landlord shall receive the full amount of such award, Tenant hereby expressly waiving any right or claim to any part thereof, including but not limited to, all damages as compensation for diminution in value of the leasehold, reversion, and fee. Although all damages in the event of any condemnation or taking are to belong to Landlord, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business by reason of condemnation and for or on account of any cost or loss which Tenant might incur in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment.

                                    ARTICLE  XVII
                                   INDEMNIFICATION

     Except as concerns losses paid by insurance for which Landlord has, pursuant to Article XIV above, waived and hereby does waive the right of subrogation, Tenant shall and hereby does protect, defend, indemnify and save Landlord harmless from and against any and all liability for damages to any person or any property in or upon the Leased Premises, including the personal property of Tenant and Tenant's Agents, and from and against any and all losses, costs, damages, liabilities or expenses (including reasonable attorneys fees) to the extent arising out of or in any way related to any accident or other occurrence due directly or indirectly to Tenant's or Tenant's Agents' negligence or willful misconduct, or Tenant's breach of its obligations under this Lease. Except as concerns losses paid by insurance for which Tenant has, pursuant to
Article XIV above, waived and hereby does waive the right of subrogation, Landlord shall and hereby does protect, defend, indemnify and save Tenant harmless from and against any and all liability for damages to any person or any property in or upon the Leased Premises, including the personal property of Landlord and Landlord's Agents, and from and against any and all losses, costs, damages, liabilities or expenses (including reasonable attorneys fees) to the extent arising out of or in any way related to any accident or other occurrence due directly or indirectly to Landlord's or Landlord's Agents' negligence or willful misconduct, or Landlord's breach of its obligations under this Lease.

                                    ARTICLE  XVIII
                            ASSIGNMENT  AND  SUBLETTING

     Tenant shall not assign, sell, pledge, mortgage, encumber or in any manner transfer this Lease or any interest therein, nor sublet the Leased Premises or any part or parts thereof, nor permit occupancy by anyone with, through or under it, nor transfer all or substantially all of Tenant's assets without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall pay to Landlord a reasonable fee equal to the costs expended by Landlord to compensate Landlord for the time and expense of reviewing any request and documentation regarding assignment or subletting up to a maximum amount of $500.00. Landlord shall have thirty (30) days from the date of Landlord's receipt of Tenant's written request for consent, accompanied by a description of the proposed assignee, a description of the proposed assignee's business experience and the most recent financial statements for the proposed assignee, within which to determine whether or not Landlord's consent shall be granted. Landlord may reasonably withhold its consent to any such assignment, letting or subletting, if the same would result in any of the following:

     A. Use of the Leased Premises by any party, business, or lessee who proposes to conduct a business therein which is not in conformance with the use of the Leased Premises required pursuant to Article XII "Use of Leased Premises"
                                                         ----------------------
hereof;

     B. Occupation of the Leased Premises by any party, business, or lessee who is then a lessee of the Building, so long as Landlord has or will have during the ensuing six (6) months, suitable space for rent in the Building;

     C. Occupation of the Leased Premises by a party whose financial condition and credit rating is not equal to or better than that of Tenant as of the Lease Commencement Date (as reasonably determined by Landlord), or whose credit rating is not reasonably satisfactory to any lender of Landlord which holds a security interest in the Property, or which is unable to comply with the Letter of Credit requirements of this Lease or otherwise able to post substantially similar security as required of Tenant hereunder; or

     D. Occupation of the Leased Premises by a party whose business is of a character which does not, in Landlord's reasonable opinion, comport with the character of the Building or the Project, or occupation of the Leased Premises by a party which is not reasonably acceptable to any lender of Landlord which holds a security interest in the Property.

     Any sublease of the Leased Premises executed by Tenant shall incorporate this Lease (the "Underlying Lease") in its entirety and be subject to its terms. The sublease shall also require the sublessee to attorn to Landlord at Landlord's option in the Event of Default by Tenant under the terms of the Underlying Lease, and Tenant does hereby grant Landlord the irrevocable power of attorney to effect the same. Consent by Landlord to one or more assignments of this Lease or to one or more sublettings of the Leased Premises shall not operate as a waiver of Landlord's rights under this Article as to any guarantor of Tenant of any of its obligations under this Lease, nor be construed or taken as a waiver of any Landlord's rights or remedies under this Lease.

     In the event Landlord allows assignment or subletting hereunder, Tenant shall not be released from any obligations under this Lease, unless otherwise expressly provided by Landlord, and Tenant hereby agrees to remain liable for all Lease obligations. Neither the assignee of Tenant nor the sublessee of Tenant shall have any option to extend the Lease Term, notwithstanding anything contained in this Lease to the contrary, such options to extend the Lease Term being personal to Tenant only. No interest in this Lease shall pass to any trustee or receiver in bankruptcy, to any estate of Tenant, to any assignee of Tenant for the benefit of creditors, or to any other party by operation of law or otherwise without Landlord's consent. No consent to assignment or subletting shall be granted if an Event of Default by Tenant is then pending. Landlord shall be entitled to receive fifty percent (50%) of all increases in Minimum Rents paid by any assignee or sublessee of Tenant, after deduction of all of Tenant's costs of assigning or subletting the Leased Premises.

                                    ARTICLE  XIX
                           LANDLORD'S  SALE  OR  TRANSFER

     In the event Landlord should sell or transfer the Property, the Building and the Leased Premises, including sales by foreclosure or a deed in lieu thereof, and conditioned upon the express assumption of all of Landlord's obligations hereunder by the transferee under any such sale or transfer, Landlord shall be, and is, entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act or omission occurring after the consummation of sale or lease; and the transferee of the Property shall, during the period of its ownership or Lease Term, be deemed without any further agreement between the parties to have assumed and agreed to carry out any and all of the covenants and obligations of Landlord under this Lease. All subsequent purchasers or landlords shall, on the same conditions, similarly be freed and relieved of all liability hereunder subsequent to the date of such sale or lease by them. In the event of any such sale or lease, and subject to Landlord's successor-in-interest agreeing to be bound by the terms of this Lease and assuming Landlord's obligations as Landlord hereunder (including, without limitation, all of the obligations contemplated with respect to the Hexokee Transfer and Assignment in the event such transferee is the owner of the balance of the Project), Tenant agrees to attorn to and become Tenant of Landlord's successor-in-interest.

                                    ARTICLE  XX
                                      DEFAULT

     This Lease is made on the condition also that, if any one or more of the following events (herein referred to as an "Event of Default") shall happen, Tenant shall be in default of its obligations under this Lease:

     A.     RENT  PAYMENTS.  Tenant  shall  default in the timely payment of the
            --------------
Minimum Rent, Additional Rent or any other amounts payable hereunder, and such default shall continue for a period of five (5) days following Tenant's receipt of written notice from Landlord; provided, however, that Landlord shall be required to issue such written notice no more than two (2) times during any year within the Lease Term, thereafter an Event of Default shall be deemed to have automatically occurred five (5) days following due date where any such payment was due and remains unpaid; or

     B.     NON-MONETARY  EVENTS.  Tenant  shall  neglect  or fail to perform or
            --------------------
observe any of the other covenants herein contained on Tenant's part to be performed or observed, and Tenant shall fail to remedy the same within thirty
(30) days following Tenant's receipt of written notice form Landlord specifying such neglect or failure and indicating that the same has not been performed (or within such period, if any, as may be reasonably required to cure such default, if the nature of such default is such that it cannot be cured within said thirty
(30) day period, provided that Tenant shall have commenced to effect such cure and shall proceed with due diligence to complete such cure); or

     C.     BANKRUPTCY.  Tenant  shall  (i)  be  adjudicated  a  bankrupt  or
            ----------
insolvent, or (ii) file a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Act (as now or in the future amended), or (iii) make an assignment of its property for the benefit of its creditors; or

     D.     VACATION  OR ABANDONMENT.  Tenant shall vacate or abandon the Leased
            -------------------------
Premises, and in connection therewith, shall fail to pay Minimum Rent, Additional Rent or any other amounts payable hereunder, or shall otherwise in connection therewith neglect or fail to perform or observe any of the other covenants herein contained on Tenant's part to be performed or observed within the time periods described herein; or

     E.     FAILURE  TO RENEW LETTER OF CREDIT.  Tenant shall fail to deliver to
            ----------------------------------
Landlord, or cause to be delivered to Landlord, a new Letter of Credit no later than thirty (30) days prior to its stated expiration date of the current Letter of Credit, and having an expiration date of at least twelve (12) months following the expiration date of the current Letter of Credit. In the event of an Event of Default arising under the provisions of this Item E "Failure to
                                                                      ----------
Renew  Letter  of  Credit",  and  in addition to all other rights or remedies of
    ---------------------
Landlord applicable to such Event of Default, Landlord shall have the right to immediately draw upon the Letter of Credit in accordance with its terms.

With the exception of the Event of Default set forth in Item E "Failure to Renew
                                                                ----------------
Letter of Credit" above, in the event of any one or more such Events of Default,
----------------
Landlord shall have the right, at its election, provided Landlord has given prior written notice to Tenant then or at any time thereafter and while such Event of Default shall continue, and to the extent permitted by applicable law, to either:

     1. Give Tenant written notice of Landlord's intention to terminate this Lease on the date of such given notice or any later date specified therein, and on such specified date Tenant's right to possession of the Leased Premises shall cease and this Lease shall thereupon be terminated; or

     2. Without further notice, re-enter and take possession of the Leased Premises, or any part thereof, and repossess the same as of Landlord's former estate, and expel Tenant and those claiming through or under Tenant, and remove the effects of either or both (forcibly, if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenants. Should Landlord elect to re-enter as provided in this paragraph (2), or should Landlord take possession pursuant to legal proceedings or any notice provided for by law, Landlord may, from time to time, without terminating this Lease, relet the Leased Premises, or any part thereof, on behalf of Tenant for such term or terms, and at such rent or rents, and upon such other terms and conditions as Landlord may deem advisable (which may include concessions and free rent) with the right to make alterations and repairs to the Leased Premises. No such re-entry or taking of possession of the Leased Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease, unless a written notice of termination, specifically stating Landlord's intention to terminate, be given to Tenant.

     In the event Landlord does not elect to terminate this Lease, but on the contrary, elects to take possession, then such repossession shall not relieve Tenant of its obligations and liability under this Lease, all of which shall survive such repossession. In the event of such repossession, Tenant shall pay to Landlord as rent:

     (i) The Minimum Rent and other sums as hereinbefore provided, which would be payable hereunder if such repossession had not occurred; less

     (ii) The net proceeds, if any, of any reletting, or the value of Landlord's use, if any, of the Leased Premises after deducting all of Landlord's reasonable costs and expenses in connection with such reletting, including, but without limitation, all reasonable repossession costs, brokerage commissions, legal expenses, attorneys fees, expenses of employees, necessary alteration costs and expenses of preparation for such reletting.

     Tenant shall pay such rent to Landlord on the days on which the Minimum Rent would have been payable hereunder if possession had not been retaken, and Landlord shall be entitled to receive the same from Tenant on each such day. If either Landlord or Tenant shall be required to commence any action or proceeding to collect the foregoing amounts, or to enforce any other obligation of Landlord or Tenant under this Lease, Landlord or Tenant, as the case may be, shall be entitled to a reimbursement of all costs and expenses incurred in said matter, including reasonable attorneys fees.

     If this Lease is terminated by Landlord, by reason of any default by Tenant, or terminated by a court of lawful jurisdiction, Landlord shall be entitled to recover as damages from Tenant the excess, if any, of the Minimum Rent reserved in this Lease for the balance of the Lease Term over the then reasonable rental value of the Leased Premises for the same period, plus all of Landlord's costs of reletting the Leased Premises including, but not limited to, repair, alteration and preparation of said Leased Premises for reletting, and any brokerage commission paid or due to any agent of Landlord, which amounts shall be immediately due and payable by Tenant to Landlord. In addition, Landlord shall also recover from Tenant any rent exemption, deferred rent or excused rent which Landlord may have granted to Tenant as an inducement to Tenant's execution hereof, it being understood that Landlord's granting of such a rent holiday is in consideration of Tenant's compliance with the terms and provisions hereof. It is agreed that the then "reasonable rental value" shall be the amount of rent which Landlord may then reasonably obtain as rent for the remaining balance of the Lease Term (including concessions and free rent, if necessary). In addition, all costs incurred in connection with collecting such sum, including reasonable attorneys fees and costs, shall be recoverable by Landlord from Tenant. Any such damages payable to Landlord pursuant to this paragraph shall be payable, at Landlord's option, in a lump sum as aforesaid, in equal monthly installments throughout the remainder of the Lease Term, or at the end of the Lease Term (in which event the "reasonable rental value" shall mean the actual rental received by Landlord).

     Notwithstanding anything contained in the Lease or in the Colorado statutes to the contrary, Tenant hereby waives any and all rights it may have to cure any substantially similar Event of Default more than three (3) times in any twelve
(12) month period. In the event of the foregoing occurrence of an "Event of Default" more than three (3) times in any twelve (12) month period, Tenant shall immediately forfeit the benefit of any deferred rent and/or any unamortized portion of the Landlord's tenant finish costs, whether or not accrued at the time of said default. Minimum Rent for the forfeited periods and any unamortized portion of Landlord's tenant finish costs shall be due on the first of the month following such default. In the case of an Event of Default arising from Item E "Failure to Renew Letter of Credit" above, Landlord shall have the
               ---------------------------------
right, at its election, to immediately draw upon the Letter of Credit in accordance with its terms; provided, however, that in such event, Landlord hereby agrees that the proceeds from such Letter of Credit shall be held and applied by Landlord as required by the provisions of Article XXV "Security
                                                                        --------
Deposit  -  Letter  of  Credit"  below.
------------------------------

                              ARTICLE  XXI
                          OPTION  TO  EXTEND

     Subject to the provisions of Article XIX "Landlord's Sale or Transfer," and
                                               ---------------------------
upon condition that Tenant (i) is not then in default at the time of the exercise of any option beyond any applicable cure periods, (ii) has not been in default more than two (2) times during the Lease Term beyond any applicable cure periods, and (iii) is not in default as of the commencement thereof beyond any applicable cure periods, Landlord grants to Tenant the option to extend the Lease Term for one (1) period of five (5) years (the "Extended Term"), all upon the same terms and conditions herein contained, except for Minimum Rent, and the extension option granted herein. During the Extended Term, the Minimum Rent for each year of the Extended Terms (12 consecutive months) shall, unless otherwise agreed in writing, be adjusted to the then prevailing market rate for premises of similar size, location, age and amenities to the Leased Premises, as mutually determined by Landlord and Tenant in each of their respective reasonable discretions, taking into consideration the Option Period Annual Increases described below, and the fact that this will be an extension or renewal of an existing lease and not a new lease, thereby relieving Landlord of the obligation to pay commissions, tenant improvement allowances and other such concessions and consideration typically required by a new lease (the "Fair Market Rent"). Thereafter, during each Lease Year of the Extended Term, the Minimum Rent payable by Tenant shall be increased by the greater of: (i) 4% per year, or
(ii)  the  percentage  change  in  the  Consumer Price Index (as defined below):

For purposes of the foregoing, changes in the Consumer Price Index shall be calculated as follows:

     (a) The term "Consumer Price Index" shall mean the Consumer Price Index for All Urban Consumers, All Items (Base Year 1982-1984=100), U.S. City Average, published by the United States Department of Labor, Bureau of Labor Statistics. If the Consumer Price Index is discontinued or revised during the term of this Lease, such other governmental index or computation with which it is replaced shall be used in order to obtain substantially the same result as would have been obtained if the Consumer Price Index had not been discontinued or revised.

     (b) For purposes of this provision, the "Current Index" shall mean, with respect to any particular increase in the Minimum Rent, the Consumer Price Index which applies to that month which is two (2) months immediately prior to the adjustment. For example, for the first adjustment to the Minimum Rent which is to occur on the thirteenth (13th) month of the Extended Term, the Current Index shall be the Consumer Price Index for the eleventh (11th) month of the Extended Term. In addition, the "Base Index" shall mean the Consumer Price Index for that month which is two (2) months immediately prior to the commencement of the Extended Term.

     (c) For purposes of determining the increases in the Minimum Rent for each successive twelve (12) month period during the Extended Term, the Base Index shall be subtracted from the Current Index and that difference shall be divided by the Base Index. The resulting quotient, expressed as a percentage, shall be the amount of the increase in the Minimum Rent from the amount of Minimum Rent payable during the twelve (12) month period prior to such adjustment; provided, however, that the parties hereby agree that in no event shall the Minimum Rent increase for any year exceed a four percent (4%) increase from the amount of Minimum Rent payable during the twelve (12) month period immediately prior to such increase. This Consumer Price Index calculation set forth above is represented by the following formula:

                                  C  -  B  x  100%
                                  -------
                                     B

     In such formula, "C" represents the Current Index and "B" represents the Base Index.

     By way of illustration only, and not by way of limitation, the increases in Minimum Rent are to be calculated as follows:

     1.   Increase for the thirteenth (13th) month of the Extended Term:
          --------------------------------------------------------------
          Assume the "Base Index" = 320; Assume the "Current Index" = 329 The increase in the Minimum Rent for purposes of the thirteenth (13th) month and the following eleven (11) months of the Extended Term would be calculated as follows:

                                  329-320  x  100  =  2.81%
                                  -------
                                    320

          Assuming the Minimum Rent during the twelfth (12th) month of the Extended Term was $69,025, the increase in the Minimum Rent for the thirteenth (13th) month and the following eleven (11) months of the Extended Term would be calculated as follows: $69,025.00 X 2.81% = $1,939.60, which would equate to a Minimum Rent of $70,964.60 per month. Because this amount is less than a 4% increase from the Minimum Rent payable immediately prior to the adjustment, the actual increase in the Minimum Rent would be $69,025.00 X 4% = $2,761.00, which would equate to a Minimum Rent during such period of $71,786.00 per month.

     2.   Increase for the twenty-fifth (25th)  month  of  the  Extended  Term:
          ----------------------------------------------------------------------
          Assume the "Base Index" = 320; Assume the "Current Index" = 345 The increase in the Minimum Rent for purposes of the twenty-fifth (25th) month and the following eleven (11) month period would be calculated as follows:

                                  345  -  320  x  100  =  7.81%
                                  -----------
                                      320

          Because this increase is greater than 4%, the actual increase in the Minimum Rent would be $71,786.00 X 4% = $2,871.00, which would equate to a Minimum Rent during such period of $74,657.44 per month.

     In the event Tenant elects to exercise such Extended Term, Tenant shall provide Landlord with written notice of such fact no less than six (6) months prior to the expiration of the initial Lease Term. Tenant's failure to exercise its option for the Extended Term shall conclusively waive its option for the Extended Term. Following Tenant's exercise, the initial Minimum Rent (subject to annual increases described above) for the Extended Term will be determined as follows:

     (aa) Landlord and Tenant will have fifteen (15) days after Landlord receives Tenant's written notice exercising the Extended Term within which to agree on Fair Market Rent for the Leased Premises and thus the Minimum Rent payable during the first year of the Extended Term. If Landlord and Tenant agree upon such Fair Market Rent, then they will enter into a formal amendment of this Lease, clarifying the Extended Term and the Minimum Rent payable during the first year of the Extended Term, subject to the annual increases described above.

(bb) In the event Landlord and Tenant are unable to agree upon the Fair Market Rent for the Leased Premises within such fifteen (15) day period, then within seven (7) days after the expiration of the fifteen (15) day period set forth above, the parties will attempt to agree upon the selection of an MAI appraiser having at least five (5) years of full time experience in the Colorado Springs market to determine the Fair Market Rent for the Leased Premises and thus the Minimum Rent payable during the first year of the Extended Term. If Landlord and Tenant agree upon an MAI appraiser, then that appraiser shall determine the Fair Market Rent for the Leased Premises and the parties will enter into a formal amendment of this Lease, clarifying the Extended Term and the Minimum Rent payable during the first year of the Extended Term, and the annual increases described above. If the parties cannot mutually agree upon an appraiser, then within seven (7) days thereafter, each party will hire, at their own expense, an MAI appraiser who meets the above qualifications, and together such MAI appraisers shall, within ten (10) days thereafter, select as the arbitrator a third MAI appraiser who meets the above qualifications (the appraiser selected shall be deemed the "Arbitrator" hereunder).

(cc) Within ten (10) days of selection of the Arbitrator, Landlord and Tenant shall each state, in writing, their determination of the Fair Market Rent for the Leased Premises supported by the reasons therefor, and shall delivery counterpart copies to each other and to the Arbitrator, under an arrangement for simultaneous exchange of the determinations. Thereafter, the Arbitrator will review each party's written determination of the Fair Market Rent, and will, within ten (10) days of the Arbitrator's receipt of Landlord's and Tenant's written statement, select the statement which the Arbitrator determines most accurately reflects such Arbitrator's determination of the Fair Market Rent for the Leased Premises during the first year of the Extended Term. In the event either party shall fail to timely submit their written statement of their determination of the Fair Market Rent for the Leased Premises, then the other party's determination shall establish such Fair Market Rent. The Arbitrator shall have no right to propose a middle ground or any modifications of either of the two written statements. Upon making such determination, the Arbitrator shall advise the parties in writing and the Minimum Rent to be paid during the first year of the Extended Term shall be the Fair Market Rent as so determined by the Arbitrator (and the parties shall thereafter set out the 2.5% increases during each subsequent year of the Extended Term). The cost incurred in connection with engaging the Arbitrator shall be shared equally by Landlord and Tenant, and shall be determined at the time the Arbitrator is selected. The determination of the Arbitrator shall conclusively determine the Minimum Rent payable during the first year of the Extended Term.

                                   ARTICLE  XXII
                               LATE  RENT  PAYMENT

     Any payment of Minimum Rent, Additional Rent or any obligation hereof which may be satisfied by the payment of money, shall bear interest at the greater of:
(i) the maximum rate permitted by applicable law, or (ii) 12% per annum, from and after ten (10) days following the date due until paid. Tenant acknowledges that late payments by Tenant to Landlord of such rent and other charges will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and notes secured by any encumbrance covering the Leased Premises. Therefore, if any installment of rent due from Tenant is not received by Landlord within ten (10) days of when due, Tenant shall pay to Landlord an additional sum of $1,000 as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Any acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord. Additionally, Tenant shall pay a $250 charge for any checks written to Landlord which are returned due to insufficient funds.

                                   ARTICLE  XXIII
                        NON-DISTURBANCE  AND  SUBORDINATION

     Subject  to  Landlord's  representations  set  forth  in  Article  VIII
"Maintenance  of  the  Building  and  Repairs"  Subsection  C  "Landlord's
           ----------------------------------                   ----------
Representations  and  Warranties"  above,  Tenant accepts this Lease subject and
           ---------------------
subordinate to any recorded mortgage or deed of trust lien presently existing upon the Building or the Property, and to all existing recorded restrictions, covenants, easements and agreements with respect to the Building, the Property or the Project. Landlord is hereby irrevocably vested with full power and authority to subordinate Tenant's interest under this Lease to any mortgage or deed of trust lien hereafter placed on the Leased Premises, and Tenant agrees upon demand to execute additional instruments subordinating this Lease as Landlord may require, subject to Tenant's concurrent receipt of a non-disturbance agreement from the holder of such instrument in a form customarily acceptable between commercial lending institutions and tenants of other similar buildings in the Colorado Springs area. If the interests of Landlord under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any mortgage or deed of trust on the Leased Premises, then subject to Tenant's concurrent receipt of a non-disturbance agreement from the holder of such instrument in a form customarily acceptable between commercial lending institutions and tenants of other similar buildings in the Colorado Springs area, Tenant shall be bound to the transferee (sometimes called the "Purchaser"), under the terms, covenants and conditions of this Lease for the balance of the Lease Term remaining, including any extensions or renewals, with the same force and effect as if the Purchaser were Landlord under this Lease, and, if requested by the Purchaser, Tenant agrees to attorn to the Purchaser, including the mortgagee under any such mortgage if it be the Purchaser, as its Landlord.

                                   ARTICLE  XXIV
                                      NOTICES

     All notices to be given hereunder by either of the parties shall be in writing. Any notice may be served by Landlord upon Tenant personally by delivering the same to either the address set forth in the Basic Lease Provisions, or to the Leased Premises. Any notice shall also be deemed duly served by either party if mailed by registered or certified mail, return receipt requested, with proper postage prepaid, addressed to each party at its address set forth in the Basic Lease Provisions. Either party may change the address to which notices may be sent by delivering a copy thereof to the other party in the manner aforesaid. If service shall be made by registered or certified mail, such service shall be complete as of the next day following the mailing of such notice in the manner aforesaid.

                                   ARTICLE  XXV
                      SECURITY  DEPOSIT  -  LETTER  OF  CREDIT

     Concurrent with the execution of this Lease, Tenant has deposited with Landlord the Letter of Credit in the form attached as Exhibit "C" hereto, and
                                                         -----------
Tenant covenants to keep the same on deposit at all times during the Lease Term (unless the same shall be drawn upon by Landlord for Tenant's failure to renew the same as required by the provisions of Article XX "Default" Item E "Failure
                                                        -------          -------
to  Renew  Letter  of  Credit", in which event Landlord shall hold and apply the
 ----------------------------
proceeds of the Letter of Credit as a Security Deposit, and Tenant shall have no further obligation to renew the Letter of Credit). Landlord and Tenant each hereby  understand  and  agree  that, from and after June 30, 2003, and provided
                                                     -------------
Tenant is not then in default beyond any applicable cure periods, the amount of the Letter of Credit may be reduced from $1,000,000 to $500,000 through the balance of the Lease Term. In addition, in the event that Tenant is profitable, and has a current ratio of 2.0 or quick ratio of 1.0 or better as determined by a full CPA audit and unqualified opinion in conformance with generally accepted accounting principals and generally accepted auditing standards after the completion of the fifth (5th) year of the Lease Term (or the closest subsequent fiscal year end of Tenant), then the requirement for maintaining the Letter of Credit shall be waived by Landlord. In such event, the Letter of Credit shall be returned to Tenant within ten (10) days of receipt by Landlord of the conforming audited financial statements of Tenant, whereupon Tenant shall then immediately deposit with Landlord good funds to be held as a security deposit in an amount equal to: (i) the first month of Minimum Rent for the month immediately subsequent to the return of the Letter of Credit, and (ii) the last month of the first term of this Lease (collectively, the "Security Deposit Funds").

     Upon Landlord's drawing upon the Letter of Credit, or upon Tenant's replacement thereof with the Security Deposit Funds as contemplated above, the proceeds thereof (hereinafter, the "Security Deposit") shall be held by Landlord for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of Minimum Rent or a measure of Landlord's damage in case of default by Tenant. Upon the occurrence of any Event of Default by Tenant or breach by Tenant of Tenant's covenants under this Lease, Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrears of rent, to cure Events of Default or breaches of Tenant's covenants hereunder, or to repair any damage or injury, or pay any expense or liability incurred by Landlord as a result of the Event of Default or breach of covenant, or to pay any and all expenses and costs incurred by Landlord in connection with its drawing upon the Letter of Credit, and any remaining balance of the Security Deposit shall be held by Landlord during the Lease Termand thereafter any unused portion thereof shall be returned by Landlord to Tenant upon termination of this Lease and satisfaction of all of Tenant's other obligations under this Lease.

     Landlord and Tenant each hereby agree that, in the event Landlord draws on the Letter of Credit such that, following Landlord's application of the proceeds of the same to make good any arrears of rent, to cure Events of Default or breaches of Tenant's covenants hereunder, or to repair any damage or injury, or pay any expense or liability incurred by Landlord as a result of the Event of Default or breach of covenant, or to pay any and all expenses and costs incurred by Landlord in connection with its drawing upon the Letter of Credit, Tenant shall be entitled to interest on all remaining proceeds resulting from such draw on the Letter of Credit, to the extent such remaining proceeds exceed $150,000, at the rate of interest from time to time offered by Wells Fargo Bank in connection with fourteen (14) day Certificates of Deposit, and Landlord and Tenant each hereby agree that Tenant shall be entitled to a disbursement of all such accrued interest at the end of each year of the Lease Term, and a disbursement of all accrued but unpaid interest on such Security Deposit funds upon expiration of the Lease and Landlord's return of the balance of the Security Deposit to Tenant as contemplated above. In connection with the contemplated Hexokee Transfer and Assignment, should the same occur (but not with respect to any other or subsequent assignment of Landlord's rights under this Lease), Tenant shall pay, at its sole cost and expense, the "transfer fee" payable pursuant to the Letter of Credit. Any subsequent or other transfers of the Letter of Credit necessitated by Landlord's assignment of its rights under this Lease shall be paid by Landlord, at its sole cost and expense.


                                   ARTICLE  XXVI
                                   MISCELLANEOUS

     A.     COVENANT DEPENDENCY.  The obligation of Tenant to pay rent hereunder
            -------------------
is independent of each and every other Covenant, duty or obligation of Landlord herein, and is not subject to deduction or offset.

     B.     LIENS.  Tenant shall not permit mechanics', material men's, or other
            -----
liens against the Building in connection with any labor, materials, equipment, or services furnished, or claimed to have been furnished. If any such lien shall be filed against the Building as a result of the foregoing, Tenant shall cause it to be discharged at its sole cost and expense; provided, however, that if Tenant desires to contest any such lien, it may do so, so long as the enforcement thereof is stayed. In the event such a stay is obtained Tenant shall obtain title insurance in the amount of the lien or liens (including interest and costs) for the benefit of Landlord should Landlord desire the same for any period during which a lien or liens exist on the Project. In such event, Tenant shall, if necessary, pay required title insurance premiums, post bond sufficient to satisfy the title insurer's requirements, pay escrow costs and fees, pay the reasonable attorneys fees of Landlord, and sign indemnity agreements in favor of the title insurer.

     C.     RELATIONSHIP  OF  PARTIES.  Nothing contained herein shall be deemed
            -------------------------
or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or a partnership or a joint venture between the parties hereto, it being agreed that neither the method of computation of rents or any other provisions set forth herein nor any acts of the parties herein shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

     D.     REPRESENTATIONS.  Landlord  and  Tenant  each hereby acknowledge and
            ---------------
agree that they have not relied upon any statements, representations, agreements or warranties, except such as are expressed in this Lease.

     E.     AMENDMENTS  OR  MODIFICATIONS.  No amendment or modification of this
            -----------------------------
Lease or any approvals or permissions of Landlord required under this Lease shall be valid or binding unless reduced to writing and executed by the parties hereto in the same manner as the execution of this Lease.

     F.     GRAMMATICAL CHANGES.  Wherever the words "Landlord" and "Tenant" are
            -------------------
used in this Lease, they shall include "Landlords" and "Tenants" and shall apply to persons, both men and women, companies, partnerships and corporations. Wherever the words "mortgage" or "mortgages" are used herein the same shall be deemed to include a deed of trust or trust deed, and the word "lender" shall include a mortgagee of a mortgage or a beneficiary of a deed of trust or trust deed. For purposes of this Lease, the term "rent" as used herein shall be deemed to mean any and all Minimum Rent, Additional Rent or other monetary obligations of Tenant hereunder. All references to the Lease Term shall include any extension of the Lease Term, except as otherwise provided. All references to Tenant shall include Tenant's guarantors, assignees or sublessee. All reference to the singular shall include the plural, and vice versa.

     G.     SECTION HEADINGS.  The section headings are inserted herein only for
            ----------------
convenience of reference and shall in no way define, limit or describe the scope or intent of any provisions of this Lease.

     H.     BINDING  EFFECT.  Subject  to the provisions hereof, the benefits of
            ---------------
this Lease and the burdens hereunder shall respectively inure to and be binding upon the heirs, successors, personal representatives and assigns of the parties.

     I.     FORCE  MAJEURE.  Whenever  a  period  of time is herein provided for
            --------------
either party to do or perform any act or thing, except for the payment of monies by Tenant and except as may otherwise be expressly set forth herein, there shall be excluded from the computation of such period of time any delays due to strikes, riots, acts of God, shortages of labor, governmental control or directive from any governing authority or any cause or causes, whether or not similar to those enumerated, beyond the parties' reasonable control or the reasonable control of their agents, servants, employees and any contractor engaged by them to perform work in connection with this Lease.

     J.     PERSONAL  PROPERTY  TAXES.  Tenant  shall pay before delinquency any
            -------------------------
personal property taxes attributable to the furniture, fixtures, merchandise, equipment, or other personal property situated on the Leased Premises. If any such personal property taxes are levied against Landlord or Landlord's property, and if Landlord pays the same (which Landlord shall have the right to do) or if the assessed value of Landlord's premises is increased by the inclusion therein of a value placed on such property, and if Landlord pays the taxes based on such increased assessment (which Landlord shall have the right to do), Tenant upon demand shall repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in assessment.

     K.     NON-WAIVER.  No  waiver  of  condition  or covenant of this Lease by
            ----------
either party hereto shall be deemed to imply or constitute a further waiver by such party of the same or any other condition or covenant. No act or thing done by Landlord or Landlord's Agents during the Lease Term shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such surrender shall be valid unless signed in writing by Landlord. The delivery of Tenant's keys to any employee or agent of Landlord shall not constitute a termination of this Lease unless a written agreement has been entered into with Landlord to this effect. No payment by Tenant, nor receipt from Landlord, of a lesser amount than the Minimum Rent herein stipulated shall be deemed to be other than on an account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check, or payment as rent, be deemed an accord and satisfaction, and Landlord shall accept such check for payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy available to Landlord. If this Lease be assigned, or if the Leased Premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved, but no such collection shall be deemed a waiver of the covenant herein against assignment and subletting, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the complete performance by Tenant of the covenants herein contained on the part of Tenant to be performed.

     L.     REIMBURSEMENT  OF  ATTORNEYS  FEES  AND  COSTS.  In the event either
            ----------------------------------------------
party takes legal action against the other in order to enforce the terms of this Lease, the prevailing party shall recover from the other party its reasonable attorneys fees and costs, together with fees charged by accountants, appraisers and other consultants or experts hired by the prevailing party or its attorneys.

     M.     SHORT FORM LEASE AND NOTICE TO MORTGAGEE.  Landlord and Tenant agree
            ----------------------------------------
not to place this Lease of record, but upon the request of either party to execute and acknowledge so the same may be recorded, a short form lease shall be prepared indicating the names and respective addresses of Landlord and Tenant, the Leased Premises, the Lease Term, the dates of the commencement and termination of the Lease Term and options for renewal, if any, but omitting rent and other terms of this Lease. Tenant agrees to an assignment by Landlord of rents and of Landlord's interest in this Lease to a mortgagee, if the same be made by Landlord. Tenant further agrees that Tenant will give to said mortgagee a copy of any request for performance by Landlord or notice of default by Landlord, so long as Tenant is provided with the name and mailing address of such mortgagee for purposes of such mailing; and in the event Landlord fails to cure such default, Tenant will give said mortgagee a reasonable period not to exceed thirty (30) days within which to cure the same. Said period shall begin with the last day on which Landlord could cure such default, before Tenant exercises any remedy by reason of such default.

     N.     STATUS  STATEMENT OF LEASE.  Tenant agrees, within ten (10) business
            --------------------------
days of request by Landlord from time to time, to execute, acknowledge and deliver to Landlord a status statement of Lease or Estoppel, substantially in the form of Exhibit "H" attached hereto, or in such other form as may be
               ------------
reasonably required by lenders of Landlord, to the extent that the facts set forth therein are true. Tenant hereby understands, acknowledges and agrees that the cure provisions concerning non-monetary defaults as set forth in Article XX, Section B "Non-Monetary Events" of this Lease shall not apply to Tenant's
             --------------------
obligation to provide such status statement to Landlord, and that Tenant shall be in immediate and material default if such status statement is not provided to Landlord within such ten (10) business day period.

     O.     EASEMENTS.  Landlord shall have the right to grant any easements on,
            ---------
over, under and above the Property for such purposes as Landlord determines, provided that such easements will not materially interfere with Tenant's business or its right to the use and enjoyment of the Building, the Leased
Premises  or  the  Project.

     P.     HOLDING  OVER.  In the event that Tenant remains in possession after
            -------------
the expiration of this Lease, without execution of a new Lease, Tenant shall be deemed to occupy the Leased Premises as a tenant from month to month, subject to all conditions, provisions and obligations set forth herein insofar as the same are applicable to a month-to-month tenancy, except that Minimum Rent shall increase to 200% of Minimum Rent for the last year of the Lease Term or any extension thereof. In addition, Tenant shall pay any damages and hold Landlord harmless from any liability incurred in connection with any claims made by any succeeding occupant based on delay of possession.

     Q.     TIME  OF THE ESSENCE.  Time is of the essence hereof, and each party
            --------------------
shall perform its obligations and conditions hereunder within the time hereby required.

     R.     UNENFORCEABILITY.  If  any  clause  or  provision  of  this Lease is
            ----------------
illegal, invalid or unenforceable under present or future laws effective during the Lease Term, then and in that event it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     S.     PROVISION,  NEGOTIATIONS  AND  ATTORNEY  DISCLAIMER.  Each and every
            ---------------------------------------------------
provision of this Lease has been independently, separately, and freely negotiated by the parties as if this Lease were drafted by both Landlord and Tenant. The parties, therefore, waive any statutory or common law presumption which would serve to have this document construed in favor of, or against, either party. No Broker of real estate associated with this Lease nor any affiliate thereof is authorized to give legal or tax advice (unless specifically licensed to do so and hired for that purpose by one of the parties to this Lease); no representation or recommendation is made by any Broker of real estate or its agents, employees or affiliates as to the legal sufficiency, legal effect or tax consequences of this document or any transaction relating thereto, since these are matters which should be discussed by the respective parties to this Lease with their Attorney.

     In executing this Lease, Tenant acknowledges and agrees that it has not relied on any statements or representations of the Landlord or Landlord's
Agents as to the character, type, identity or number of future tenants who may occupy the Project. Tenant further acknowledges and agrees that no promises have been made by Landlord as to the character, type, identity or number of tenants who may eventually occupy the Project.

     T.     RIGHTS  AND  REMEDIES. The remedies of Landlord shall be cumulative,
            ---------------------
and no one of them shall be construed as exclusive of the other, or any remedy provided by law or equity.

     U.     CORPORATE AUTHORITY.  Landlord and Tenant each represent and warrant
            -------------------
that they have full corporate power and authority to enter into this Lease and have taken all corporate action necessary to carry out the transaction contemplated hereby, so that when executed this Lease constitutes a valid and binding obligation enforceable in accordance with its terms. Upon request, Landlord and Tenant shall each provide the other with their respective corporate resolution authorizing execution of the Lease.

     V.     FINANCIAL  STATEMENTS.  Landlord  and  Tenant  each  recognize  that
            ---------------------
Tenant is a public company, and as such issues: (i) within 90 days following the end of Tenant's fiscal year, Annual Financial Statements audited by the Tenant's CPA Auditors (the "Annual Financial Statements"), and (ii) within 45 days following the end of each of Tenant's quarterly fiscal years, Quarterly Published Financial Statements (which include Consolidated Statements of Operations, Consolidated Balance Sheets and Consolidated Statements of Cash
Flows) which are reviewed by Tenant's CPA Auditors without opinion (the "Quarterly Financial Statements"), and such Annual Financial Statements are available to Landlord (as well as the public) during Tenant's fiscal year. In addition to the foregoing, Tenant hereby agrees to provide Landlord with copies of the following:

          (a) In connection with any general request by Landlord, not more than one (1) time during any given year of the Lease Term, Tenant shall provide Landlord with the current Management Operating Statements, all within thirty (30) days following the request of Landlord. Said Management Operating Statements shall be verified as being the true and correct copy of Tenant's most recent financial position through certification thereof by an authorized officer of Tenant; and

          (b) In connection with any request by Landlord related to Landlord's attempt to obtain financing for the Building or the Property, or to secure the sale of all or a portion of the Building or the Property, Tenant shall provide Landlord with copies of the current Management Operating Statements, as well as the most recent Quarterly Financial Statement, all within fifteen (15) days following the request of Landlord. In connection therewith, Tenant hereby understands, acknowledges and agrees that the cure provisions concerning non-monetary defaults as set forth in Article XX, Section B "Non-Monetary Events" of this Lease shall not apply to Tenant's
                -------------------
     obligation to provide such information to Landlord, and that Tenant shall be in immediate and material default if such information is not provided to Landlord within such fifteen (15) day period. Said Management Operating Statements and the most recent Quarterly Financial Statement provided by Tenant shall be verified as being the true and correct copies of Tenant's most recent Management Operating Statements and Quarterly Financial Statement through certification thereof by an authorized officer of Tenant.

     W.     LIMITATION  OF  LANDLORD LIABILITY.  Tenant specifically agrees that
            ----------------------------------
there shall be absolutely no personal liability on the part of any of the members or other owners of any interest in Landlord's business, or their successors, assigns, legally appointed representatives, with respect to any of the terms, covenants and conditions of this Lease. In furtherance of the foregoing, Tenant hereby expressly agrees to look solely to the assets of Landlord, including any equity which Landlord holds in the Building or the Project of which the Leased Premises are a part (collectively, "Landlord's Assets"), for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord, and further agrees that no liability of the Landlord shall, in any event whatsoever, extend beyond the Landlord to include any of the personal assets of the constituent members of the Landlord, or their respective heirs, successors or assigns. The provisions contained in the preceding sentences are not intended to and will not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or relief in any suit or action in connection with enforcement or collection of amounts that may become owing or payable under or on account of insurance maintained by Landlord.

     X.     INTERPRETATION  AND  VENUE.  The terms of this Lease shall be
            --------------------------
interpreted according to the laws of the State of Colorado. Tenant consents to the enforcement by Landlord of Tenant's obligations hereunder in the District Court in and for the County of El Paso, Colorado.

     Y.     EXHIBITS  AND  ADDENDA.  The  following  Exhibits and Addenda may be
            ----------------------
attached to this Lease and if so attached are incorporated herein and made a part hereof by this reference:

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     Exhibits:
     --------

     A.  Plat  Map  of  Building  and  Property
     B.  Depiction  of  Building  Space  Plan
     C.  Form  of  Letter  of  Credit
     D.  Form  of  Work  Letter  for  Expansion  Space
     E.  Rules  and  Regulations
     F.  Depiction  of  Common  Areas  of  the  Project
     G. Description of Initial Space Improvement Work and Existing Space Improvement Work
     H.  Form  of  Tenant  Estoppel  Statement

     Z.     TENANT  REPRESENTATIONS.  In  the event Tenant is a corporation, the
            -----------------------
officers executing this Lease on behalf of Tenant hereby covenant that they are duly authorized by the corporation to execute this Lease, that the corporation is duly organized under the laws of its State of incorporation and that the corporation has the full right and authority to enter into this Lease for the full term hereof. In the event Tenant is a general or limited partnership, the general partner(s) executing this Lease on behalf of Tenant hereby covenant(s) that he (they) is (are) duly authorized by the partnership to execute this Lease, that the partnership is duly organized under the laws of the State in which it was formed and that the partnership has the full right and authority to enter into this Lease for the full term hereof.

AA.      BROKERS.  NAI  Highland  Commercial  Group,  LLC  has  represented  the
         -------
Landlord in connection with this Lease, and The Staubach Company has represented the Tenant in connection with this Lease. Any compensation due for such representation shall be based upon the Exclusive Right-To-Lease Agreement between Landlord and NAI Highland Commercial Group, LLC, and commissions shall be paid in conformance with that agreement at 7% of the total net rentable consideration during years 1-7 and three and 3.5% of the total net rentable consideration during years 8-10. NAI Highland Commercial Group, LLC and The Staubach Company have agreed to split such commissions 50/50. Landlord agrees to pay all real estate commission due in connection with this Lease to the parties described above, and Landlord agrees to indemnify and hold harmless
Tenant from and against any liability or claim, whether meritorious or not, arising with respect to any other broker, which claim arises by, through or on behalf of Landlord. Tenant warrants and represents that it has had no dealings with any real estate broker or agent in connection with the negotiations of this Lease except The Staubach Company, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

                                        LANDLORD:
                                        --------
                                        CHEROKEE  EQUITIES,  LLC,  A
                                        COLORADO  LIMITED  LIABILITY  COMPANY

                                        By:   /s/  Link  Jackson
                                           -------------------------

                                        Its:  Manager
                                           -------------------------


                                        TENANT:
                                        ------
                                        ROCKSHOX,  INC.,  A
                                        DELAWARE  CORPORATION

                                        By:   /s/  Bryan  Kelln
                                           -------------------------

                                        Its:  President  &  CEO
                                           -------------------------

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